UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

ITEM 1.    REPORTS TO STOCKHOLDERS.

DEC    12.31.19

ANNUAL REPORT

AB FLEXFEETM HIGH YIELD PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 1

ANNUAL REPORT

February 12, 2020

This report provides management’s discussion of fund performance for AB FlexFee High Yield Portfolio for the annual reporting period ended December 31, 2019.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF DECEMBER 31, 2019 (unaudited)

	6 Months	12 Months

AB FLEXFEE HIGH YIELD PORTFOLIO[1]

Advisor Class Shares[2]	4.46%	14.89%

Markit iBoxx USD Liquid High Yield Index	4.10%	14.65%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended December 31, 2019, by 0.01% and 0.01%, respectively.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Markit iBoxx USD Liquid High Yield Index, for the six- and 12-month periods ended December 31, 2019.

The Fund outperformed the benchmark for both periods. The Fund’s performance-based advisory fee was accrued at its minimum rate for the performance period from January 1, 2019 through December 31, 2019.

In the 12-month period, industry allocation was the primary contributor, relative to the benchmark, due to exposure to the industrials—other and energy sectors, achieved in part through the use of derivatives, including total return swaps and high-yield credit default swaps. Losses within transportation, as well as media in the communications sector, partially offset these gains. Security selection was also positive, mainly from selection within the consumer cyclical—other, basic and capital goods sectors that offset losses in energy and consumer cyclical—autos. Yield-curve positioning was a slight detractor and currency decisions did not have a material impact on overall performance.

In the six-month period, security selection was the primary contributor because of selection in basic, technology and consumer cyclical—other,

2 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

which more than offset losses within energy and consumer cyclical—autos. Industry selection also contributed, due to several modestly beneficial positions, achieved in part through the use of total return swap derivatives. Yield-curve positioning was a minor detractor, while currency decisions did not have a material impact on overall performance.

During both periods, the Fund utilized derivatives in the form of futures to hedge duration and interest rate risk and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure. Written and purchased swaptions were used to manage and/or to actively take yield-curve positions. Purchased and written equity options were used to take active exposure, while purchased currency options were used to hedge foreign currency exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income markets performed strongly over the 12-month period ended December 31, 2019. The US Federal Reserve lowered interest rates three times beginning in July, and increased its balance sheet (i.e., purchased assets) later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing (i.e., purchasing government securities to encourage lending and investment). The Bank of Japan issued guidance for the continuation of low rates and the government implemented a significant fiscal stimulus program in December. Central bankers in numerous other developed and emerging markets lowered interest rates and signaled potential fiscal stimulus measures to boost economic growth. Investor confidence increased after the announcement of a partial US-China phase-one trade agreement and indications that the UK would leave the European Union with a clear path for Brexit.

Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, despite the increase in yields since September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened. The US dollar was persistently firm as a safe haven currency until the fourth quarter, when renewed optimism led investors to increase growth (risk) investments. Overall, the US dollar was mixed relative to developed- and emerging-market currencies, gaining versus the euro and Latin American currencies, while falling against the pound, Swiss franc and yen. Inflation remained below target in most developed countries and fell in emerging markets, even as oil prices rebounded.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 3

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Markit iBoxx USD Liquid High Yield Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment

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DISCLOSURES AND RISKS (continued)

techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High-Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), adjusted to reflect the expense ratio of Advisor Class shares of the Fund as of July 26, 2016. Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016, the Fund assumed the performance and financial history of the Accounting Survivor. At the time of the reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement. Effective February 26, 2018, all previously offered shares of the Fund, including Class Z shares, were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/31/2009 TO 12/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee High Yield Portfolio Advisor Class shares (from 12/31/2009 to 12/31/2019) as compared to the performance of the Fund’s benchmark.

8 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

ADVISOR CLASS SHARES[2]			3.68%

1 Year	14.89%	14.89%

5 Years	5.48%	5.48%

10 Years	7.73%	7.73%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	14.89%

5 Years	5.48%

10 Years	7.73%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 3.26% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before April 30, 2020. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s Total Other Expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended December 31, 2019.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,043.60	$1.49	0.29%	$1.55	0.30%
Hypothetical**	$1,000	$1,023.74	$1.48	0.29%	$1.53	0.30%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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EXPENSE EXAMPLE (continued)

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $40.2

1

All data are as of December 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents less than 0.1% weightings in the following security types: Quasi-Sovereigns, Rights and Warrants.

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PORTFOLIO OF INVESTMENTS

December 31, 2019

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 70.6%
Industrial – 61.0%
Basic – 5.7%
Advanced Drainage Systems, Inc. 5.00%, 9/30/27(a)	U.S.$	28	$28,873
AK Steel Corp. 7.50%, 7/15/23		30	31,226
Berry Global, Inc. 5.125%, 7/15/23		8	8,211
CF Industries, Inc. 4.95%, 6/01/43		27	28,252
5.15%, 3/15/34		65	73,070
5.375%, 3/15/44		73	79,473
Commercial Metals Co. 4.875%, 5/15/23		50	52,124
5.375%, 7/15/27		45	47,292
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26		41	43,371
Eldorado Gold Corp. 9.50%, 6/01/24(a)		71	76,527
ERP Iron Ore, LLC 9.039%, 12/31/20(b)(c)(d)(e)(f)(g)		7	7,003
Flex Acquisition Co., Inc. 6.875%, 1/15/25(a)		7	7,057
7.875%, 7/15/26(a)		47	47,631
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		81	83,822
5.125%, 3/15/23-5/15/24(a)		100	106,607
Freeport-McMoRan, Inc. 3.55%, 3/01/22		90	91,243
3.875%, 3/15/23		31	31,963
4.55%, 11/14/24		35	37,062
5.00%, 9/01/27		128	134,864
5.25%, 9/01/29		128	137,124
5.45%, 3/15/43		25	25,894
Graphic Packaging International LLC 4.75%, 4/15/21		26	26,605
4.75%, 7/15/27(a)		28	30,148
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		79	80,778
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		135	142,087
Kraton Polymers LLC/Kraton Polymers Capital Corp. 7.00%, 4/15/25(a)		65	66,739

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(f)(g)(h)(i)	U.S.$	60	$1
NOVA Chemicals Corp. 5.25%, 6/01/27(a)		54	55,699
Novelis Corp. 5.875%, 9/30/26(a)		34	36,254
6.25%, 8/15/24(a)		35	36,669
Olin Corp. 5.625%, 8/01/29		41	43,357
Peabody Energy Corp. 6.00%, 3/31/22(a)		96	94,466
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		105	107,589
7.00%, 7/15/24(a)		23	23,797
Sealed Air Corp. 5.25%, 4/01/23(a)		35	37,313
5.50%, 9/15/25(a)		33	36,369
6.875%, 7/15/33(a)		70	82,514
SPCM SA 4.875%, 9/15/25(a)		58	60,722
United States Steel Corp. 6.25%, 3/15/26		30	25,693
6.875%, 8/15/25		52	48,626
Univar Solutions USA, Inc. 5.125%, 12/01/27(a)		17	17,733
Valvoline, Inc. 5.50%, 7/15/24		7	7,274
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		18	18,754
5.625%, 10/01/24(a)		24	26,866

			2,284,742

Capital Goods – 6.0%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 6/30/27(a)(d)	EUR	120	135,654
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.75%, 3/15/24(a)		100	114,187
Ball Corp. 4.375%, 12/15/20	U.S.$	27	27,705
5.00%, 3/15/22		50	52,391
Bombardier, Inc. 5.75%, 3/15/22(a)		183	189,290
6.00%, 10/15/22(a)		98	97,911
6.125%, 1/15/23(a)		5	5,125

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 12/01/24-3/15/25(a)	U.S.$	66	$69,136
7.875%, 4/15/27(a)		10	10,303
Clean Harbors, Inc. 4.875%, 7/15/27(a)		46	48,581
5.125%, 7/15/29(a)		11	11,776
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		22	21,930
Colfax Corp. 6.00%, 2/15/24(a)		10	10,654
6.375%, 2/15/26(a)		11	12,010
Cornerstone Building Brands, Inc. 8.00%, 4/15/26(a)		28	29,222
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26		20	23,915
EnerSys 4.375%, 12/15/27(a)		80	79,120
Gates Global LLC/Gates Global Co. 6.25%, 1/15/26(a)		132	134,202
GFL Environmental, Inc. 5.125%, 12/15/26(a)		10	10,512
5.375%, 3/01/23(a)		76	78,098
7.00%, 6/01/26(a)		34	35,908
8.50%, 5/01/27(a)		9	9,860
Granite Holdings US Acquisition Co. 11.00%, 10/01/27(a)		18	18,315
Griffon Corp. 5.25%, 3/01/22		66	66,327
JELD-WEN, Inc. 4.625%, 12/15/25(a)		6	6,167
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/24(a)		24	24,753
7.25%, 4/15/25(a)		9	8,915
Moog, Inc. 4.25%, 12/15/27(a)		15	15,267
Mueller Water Products, Inc. 5.50%, 6/15/26(a)		44	46,482
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		20	20,221
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25(a)		57	58,955
Signature Aviation US Holdings, Inc. 4.00%, 3/01/28(a)		65	64,213
5.375%, 5/01/26(a)		11	11,608
SPX FLOW, Inc. 5.875%, 8/15/26(a)		68	71,983
Stevens Holding Co., Inc. 6.125%, 10/01/26(a)		20	21,852

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Summit Materials LLC/Summit Materials Finance Corp. 6.125%, 7/15/23	U.S.$	55	$55,985
Terex Corp. 5.625%, 2/01/25(a)		72	74,433
Tervita Corp. 7.625%, 12/01/21(a)		35	35,312
TransDigm, Inc. 5.50%, 11/15/27(a)		145	146,682
6.25%, 3/15/26(a)		151	163,726
6.375%, 6/15/26		27	28,729
6.50%, 5/15/25		44	45,920
Triumph Group, Inc. 5.25%, 6/01/22		8	7,985
6.25%, 9/15/24(a)		11	11,574
7.75%, 8/15/25		85	88,849
Trivium Packaging Finance BV 3.75%, 8/15/26(a)	EUR	100	118,782

			2,420,525

Communications - Media – 10.6%
Altice Financing SA 6.625%, 2/15/23(a)	U.S.$	67	68,108
Cablevision Systems Corp. 5.875%, 9/15/22		85	91,620
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		52	52,830
4.75%, 3/01/30(a)		40	40,796
5.00%, 2/01/28(a)		232	243,288
5.125%, 2/15/23		65	65,476
5.125%, 5/01/27(a)		293	310,052
5.25%, 9/30/22		6	6,200
5.375%, 5/01/25(a)		12	12,705
5.75%, 2/15/26(a)		65	68,549
Clear Channel Communications, Inc. Zero Coupon, 6/15/18-12/15/19(c)(e)(f)(g)(h)		125	– 0	–
Clear Channel Worldwide Holdings, Inc. 5.125%, 8/15/27(a)		32	33,308
CSC Holdings LLC 5.375%, 2/01/28(a)		200	213,731
5.50%, 5/15/26(a)		253	268,012
6.625%, 10/15/25(a)		3	2,784
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 8/15/26(a)		84	85,104
6.625%, 8/15/27(a)		123	119,660
DISH DBS Corp. 5.00%, 3/15/23		16	16,044

16 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 7/15/22	U.S.$	115	$122,162
6.75%, 6/01/21		242	254,774
7.75%, 7/01/26		114	120,825
iHeartCommunications, Inc. 4.75%, 1/15/28(a)		35	35,840
6.375%, 5/01/26		5	5,552
8.375%, 5/01/27		33	36,691
LCPR Senior Secured Financing DAC 6.75%, 10/15/27(a)		200	212,976
Meredith Corp. 6.875%, 2/01/26		107	111,267
National CineMedia LLC 5.75%, 8/15/26		21	20,179
5.875%, 4/15/28(a)		35	37,276
Netflix, Inc. 4.875%, 4/15/28		107	111,415
5.875%, 11/15/28		69	76,565
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 3/15/30(a)		38	38,676
5.00%, 8/15/27(a)		11	11,499
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		53	53,744
6.875%, 2/15/23(a)		17	17,379
RR Donnelley & Sons Co. 7.875%, 3/15/21		29	29,859
Scripps Escrow, Inc. 5.875%, 7/15/27(a)		46	48,167
Sinclair Television Group, Inc. 5.125%, 2/15/27(a)		9	9,233
5.50%, 3/01/30(a)		25	25,591
5.625%, 8/01/24(a)		75	77,263
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		33	33,692
4.625%, 5/15/23-7/15/24(a)		137	142,881
5.00%, 8/01/27(a)		94	99,333
5.375%, 7/15/26(a)		35	37,236
5.50%, 7/01/29(a)		82	88,736
Summer BC Holdco B SARL 5.75%, 10/31/26(a)	EUR	100	116,940
TEGNA, Inc. 5.00%, 9/15/29(a)	U.S.$	136	138,316
5.125%, 7/15/20		13	13,387
Univision Communications, Inc. 5.125%, 5/15/23-2/15/25(a)		65	64,315
Virgin Media Finance PLC 4.50%, 1/15/25(a)	EUR	200	230,102

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ziggo Bond Co. BV 5.875%, 1/15/25(a)	U.S.$	18	$18,615
Ziggo BV 5.50%, 1/15/27(a)		110	117,210

			4,255,963

Communications - Telecommunications – 6.6%
Altice France SA/France 7.375%, 5/01/26(a)		185	198,944
CB Idearc, Inc. Zero Coupon, 3/01/21(c)(e)(f)(g)		10	– 0	–
CB T-Mobile USA, Inc.
4.50%, 2/01/26(b)(c)(e)(f)(g)		152	– 0	–
6.375%, 3/01/25(b)(c)(e)(f)(g)		27	– 0	–
6.50%, 1/15/24-1/15/26(b)(c)(e)(f)(g)		136	– 0	–
CenturyLink, Inc. 5.125%, 12/15/26(a)		120	122,071
Series G
6.875%, 1/15/28		65	71,628
Series S
6.45%, 6/15/21		36	38,220
Series T
5.80%, 3/15/22		97	102,598
Series Y
7.50%, 4/01/24		24	27,142
GTT Communications, Inc. 7.875%, 12/31/24(a)		6	4,525
Hughes Satellite Systems Corp. 6.625%, 8/01/26		30	33,240
7.625%, 6/15/21		19	20,575
Intelsat Jackson Holdings SA 5.50%, 8/01/23		219	188,068
8.00%, 2/15/24(a)		8	8,213
8.50%, 10/15/24(a)		77	70,226
9.50%, 9/30/22(a)		51	57,791
9.75%, 7/15/25(a)		56	51,829
Intrado Corp. 8.50%, 10/15/25(a)		19	15,297
Level 3 Financing, Inc. 5.125%, 5/01/23		60	60,610
5.25%, 3/15/26		111	115,278
5.375%, 1/15/24		53	53,821
Nexstar Broadcasting, Inc. 5.625%, 7/15/27(a)		21	22,154
Sprint Capital Corp. 6.875%, 11/15/28		31	33,518
8.75%, 3/15/32		102	123,825

18 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Communications, Inc. 6.00%, 11/15/22	U.S.$	38	$39,915
7.00%, 3/01/20(a)		298	300,321
Sprint Corp. 7.625%, 2/15/25-3/01/26		173	190,667
7.875%, 9/15/23		73	80,561
T-Mobile USA, Inc. 4.50%, 2/01/26		192	197,708
4.75%, 2/01/28		4	4,195
6.375%, 3/01/25		27	28,000
6.50%, 1/15/26		45	48,626
Telecom Italia Capital SA 6.375%, 11/15/33		56	62,343
7.20%, 7/18/36		33	38,398
7.721%, 6/04/38		93	113,368
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		76	77,426
6.375%, 5/15/25		66	68,204

			2,669,305

Consumer Cyclical - Automotive – 2.9%
Allison Transmission, Inc. 5.00%, 10/01/24(a)		35	35,833
5.875%, 6/01/29(a)		30	33,035
American Axle & Manufacturing, Inc. 6.25%, 4/01/25-3/15/26		68	70,655
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		80	82,539
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)		67	63,543
Dana Financing Luxembourg SARL 6.50%, 6/01/26(a)		87	92,894
Exide International Holdings LP (Superpriority Lien) 10.75%, 10/31/21(e)(g)(i)(j)		38	37,230
Exide Technologies (Exchange Priority) 11.00% (3.00% Cash and 8.00% PIK), 10/31/24(d)(e)(g)(i)		39	33,161
(First Lien) 11.00% (3.00% Cash and 8.00% PIK), 10/31/24(d)(e)(g)(i)		13	10,051
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/26(a)	EUR	100	113,393
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 5/15/25(a)(d)		100	117,363

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meritor, Inc. 6.25%, 2/15/24	U.S.$	30	$30,727
Navistar International Corp. 6.625%, 11/01/25(a)		56	57,288
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(a)		34	36,744
8.50%, 5/15/27(a)		90	95,630
Tenneco, Inc. 5.00%, 7/15/26		122	112,656
Tesla, Inc. 5.30%, 8/15/25(a)		49	47,543
Titan International, Inc. 6.50%, 11/30/23		38	32,395
Truck Hero, Inc. 8.50%, 4/21/24(a)		68	70,031

			1,172,711

Consumer Cyclical - Entertainment – 0.6%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		7	6,041
5.875%, 11/15/26		6	5,413
Cedar Fair LP 5.25%, 7/15/29(a)		15	16,164
Cinemark USA, Inc. 4.875%, 6/01/23		25	25,480
Mattel, Inc. 6.75%, 12/31/25(a)		30	32,220
NCL Corp., Ltd. 3.625%, 12/15/24(a)		56	56,698
Six Flags Entertainment Corp. 4.875%, 7/31/24(a)		20	20,734
VOC Escrow Ltd. 5.00%, 2/15/28(a)		69	72,397

			235,147

Consumer Cyclical - Other – 5.6%
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 8/01/25(a)		20	20,410
Beazer Homes USA, Inc. 5.875%, 10/15/27		19	19,170
6.75%, 3/15/25		28	29,718
Boyd Gaming Corp. 4.75%, 12/01/27(a)		29	30,133
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.25%, 9/15/27(a)		94	99,689

20 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Caesars Entertainment Corp. 5.00%, 10/01/24(k)	U.S.$	11	$20,935
Eldorado Resorts, Inc. 6.00%, 4/01/25		37	38,891
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		121	122,016
Forestar Group, Inc. 8.00%, 4/15/24(a)		37	40,279
Hilton Domestic Operating Co., Inc. 4.25%, 9/01/24		95	96,914
4.875%, 1/15/30		17	18,040
5.125%, 5/01/26		30	31,631
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/24		28	30,244
Installed Building Products, Inc. 5.75%, 2/01/28(a)		40	42,748
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)		61	56,162
KB Home 4.80%, 11/15/29		16	16,376
7.00%, 12/15/21		22	23,814
7.50%, 9/15/22		10	11,462
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 9/15/26		89	97,155
Mattamy Group Corp. 5.25%, 12/15/27(a)		19	19,836
6.50%, 10/01/25(a)		64	68,247
Meritage Homes Corp. 7.00%, 4/01/22		29	32,043
MGM Resorts International 4.625%, 9/01/26		35	36,986
5.50%, 4/15/27		101	112,171
5.75%, 6/15/25		4	4,479
6.00%, 3/15/23		70	76,923
7.75%, 3/15/22		16	17,878
PulteGroup, Inc. 5.00%, 1/15/27		128	139,234
5.50%, 3/01/26		4	4,468
6.00%, 2/15/35		57	64,081
7.875%, 6/15/32		17	22,501
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		90	92,001
6.125%, 4/01/25(a)		60	62,040

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)	U.S.$	57	$61,704
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		16	15,980
Taylor Morrison Communities, Inc. 5.75%, 1/15/28(a)		31	33,808
5.875%, 6/15/27(a)		79	86,809
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		17	18,905
5.875%, 4/15/23(a)		8	8,620
Twin River Worldwide Holdings, Inc. 6.75%, 6/01/27(a)		22	23,094
Wyndham Destinations, Inc. 4.625%, 3/01/30(a)		67	66,875
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		42	44,330
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(a)		4	4,250
5.50%, 3/01/25(a)		195	209,551
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/29(a)		86	92,445

			2,265,046

Consumer Cyclical - Restaurants – 0.8%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 1/15/28(a)		32	32,250
4.375%, 1/15/28(a)		70	70,529
Golden Nugget, Inc. 8.75%, 10/01/25(a)		14	14,992
IRB Holding Corp. 6.75%, 2/15/26(a)		120	125,634
Yum! Brands, Inc. 4.75%, 1/15/30(a)		54	56,766

			300,171

Consumer Cyclical - Retailers – 1.7%
FirstCash, Inc. 5.375%, 6/01/24(a)		7	7,250
Group 1 Automotive, Inc. 5.00%, 6/01/22		35	35,508
5.25%, 12/15/23(a)		79	81,218
Hanesbrands, Inc. 4.625%, 5/15/24(a)		85	89,621

22 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JC Penney Corp., Inc. 6.375%, 10/15/36	U.S.$	4	$1,371
L Brands, Inc. 5.625%, 2/15/22-10/15/23		33	35,252
6.875%, 11/01/35		36	32,598
Murphy Oil USA, Inc. 4.75%, 9/15/29		24	25,333
5.625%, 5/01/27		2	2,509
Penske Automotive Group, Inc. 3.75%, 8/15/20		14	14,147
5.50%, 5/15/26		52	54,695
5.75%, 10/01/22		14	14,216
PetSmart, Inc. 7.125%, 3/15/23(a)		57	55,717
Rite Aid Corp. 6.125%, 4/01/23(a)		22	20,229
Sonic Automotive, Inc. 6.125%, 3/15/27		20	20,329
Staples, Inc. 7.50%, 4/15/26(a)		93	96,760
10.75%, 4/15/27(a)		30	30,543
TPro Acquisition Corp. 11.00%, 10/15/24(a)		29	29,720
William Carter Co. (The) 5.625%, 3/15/27(a)		44	47,219

			694,235

Consumer Non-Cyclical – 6.9%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		43	38,645
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 5.75%, 3/15/25		56	58,591
6.625%, 6/15/24		51	53,482
Bausch Health Americas, Inc. 8.50%, 1/31/27(a)		189	215,507
Bausch Health Cos., Inc. 5.50%, 3/01/23-11/01/25(a)		189	195,484
6.125%, 4/15/25(a)		46	47,600
7.25%, 5/30/29(a)		30	34,249
9.00%, 12/15/25(a)		47	53,434
BCPE Cycle Merger Sub II, Inc. 10.625%, 7/15/27(a)		27	27,675
Catalent Pharma Solutions, Inc. 5.00%, 7/15/27(a)		17	17,840
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		123	123,122
6.25%, 3/31/23		134	135,958

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.125%, 6/30/24(a)	U.S.$	128	$104,855
DaVita, Inc. 5.00%, 5/01/25		118	121,350
5.125%, 7/15/24		85	87,180
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(d)		99	100,479
7.75% (7.75% Cash or 8.50% PIK), 5/15/22(a)(d)		16	16,235
Encompass Health Corp. 5.75%, 9/15/25		30	31,529
Envision Healthcare Corp. 8.75%, 10/15/26(a)		54	33,765
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		69	71,173
HCA, Inc. 5.375%, 9/01/26		33	36,812
5.625%, 9/01/28		35	39,920
5.875%, 2/15/26		54	61,505
Hill-Rom Holdings, Inc. 4.375%, 9/15/27(a)		18	18,485
Immucor, Inc. 11.125%, 2/15/22(a)		20	19,941
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		10	3,698
MEDNAX, Inc. 5.25%, 12/01/23(a)		44	45,023
6.25%, 1/15/27(a)		80	82,026
Post Holdings, Inc. 5.50%, 12/15/29(a)		32	34,162
5.625%, 1/15/28(a)		54	58,287
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		51	54,143
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(a)		126	142,605
Spectrum Brands, Inc. 5.75%, 7/15/25		36	37,676
Tenet Healthcare Corp. 4.875%, 1/01/26(a)		109	114,187
5.125%, 5/01/25		2	2,059
5.125%, 11/01/27(a)		104	109,815
6.25%, 2/01/27(a)		33	35,612
6.75%, 6/15/23		98	107,753
7.00%, 8/01/25		4	4,226
8.125%, 4/01/22		148	164,046

24 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vizient, Inc. 6.25%, 5/15/27(a)	U.S.$	10	$10,753
West Street Merger Sub, Inc. 6.375%, 9/01/25(a)		38	37,816

			2,788,703

Energy – 6.1%
Antero Resources Corp. 5.00%, 3/01/25		30	22,604
5.375%, 11/01/21		42	40,027
5.625%, 6/01/23		50	40,226
Berry Petroleum Co. LLC 7.00%, 2/15/26(a)		56	52,043
California Resources Corp. 8.00%, 12/15/22(a)		20	8,885
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		52	52,791
8.25%, 7/15/25		8	8,203
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(k)(l)		65	13,034
Cheniere Energy Partners LP 4.50%, 10/01/29(a)		16	16,436
Series WI 5.625%, 10/01/26		68	71,916
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		105	90,378
DCP Midstream Operating LP 4.95%, 4/01/22		35	36,402
Denbury Resources, Inc. 9.25%, 3/31/22(a)		72	67,680
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	37,355
7.875%, 8/15/25		62	53,877
Energy Transfer LP 7.50%, 10/15/20		1	663
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22(b)(f)		73	73
8.00%, 11/29/24(a)(b)(f)		16	8,003
9.388%, 5/01/24(a)(b)(f)		101	2,355
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		45	43,590
6.25%, 5/15/26		21	20,036
6.50%, 10/01/25		35	34,053
6.75%, 8/01/22		12	12,148

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Partners LP/GLP Finance Corp. 7.00%, 6/15/23	U.S.$	40	$40,896
7.00%, 8/01/27(a)		26	27,675
Gulfport Energy Corp. 6.00%, 10/15/24		125	88,890
6.375%, 5/15/25-1/15/26		52	32,427
Hess Midstream Operations LP 5.625%, 2/15/26(a)		95	99,260
HighPoint Operating Corp. 7.00%, 10/15/22		35	33,295
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		127	124,168
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		124	117,309
Murphy Oil Corp. 5.875%, 12/01/42		21	19,175
Nabors Industries, Inc. 5.50%, 1/15/23		69	66,432
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		94	94,457
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		41	33,414
Noble Holding International Ltd. 7.75%, 1/15/24		8	4,312
7.95%, 4/01/25		20	10,086
Oasis Petroleum, Inc. 6.875%, 1/15/23		9	8,827
Parkland Fuel Corp. 6.00%, 4/01/26(a)		89	94,123
PDC Energy, Inc. 5.75%, 5/15/26		71	70,689
QEP Resources, Inc. 5.25%, 5/01/23		9	8,988
5.375%, 10/01/22		34	33,790
Range Resources Corp. 5.00%, 8/15/22-3/15/23		50	47,590
5.875%, 7/01/22		2	1,981
Rowan Cos., Inc. 4.875%, 6/01/22		35	26,319
5.85%, 1/15/44		35	17,276
SandRidge Energy, Inc. 7.50%, 2/15/23(c)(e)(f)(g)		29	– 0	–
8.125%, 10/15/22(c)(e)(f)(g)		47	– 0	–
SM Energy Co. 5.00%, 1/15/24		2	1,917
5.625%, 6/01/25		10	9,484
6.125%, 11/15/22		24	24,239

26 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SRC Energy, Inc. 6.25%, 12/01/25	U.S.$	9	$9,065
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		40	40,969
5.50%, 2/15/26		144	149,574
5.875%, 3/15/28		16	17,036
6.00%, 4/15/27		2	2,131
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		42	42,092
6.50%, 7/15/27(a)		70	76,713
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		36	37,826
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		31	32,800
Transocean, Inc. 6.80%, 3/15/38		87	61,897
7.50%, 1/15/26(a)		18	17,770
Valaris PLC 5.20%, 3/15/25		1	346
Vantage Drilling International 7.50%, 11/01/19(c)(e)(f)(g)(h)		46	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		92	45,080
Whiting Petroleum Corp. 5.75%, 3/15/21		44	41,695
6.25%, 4/01/23		9	7,575

			2,452,366

Other Industrial – 1.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 1/15/28(a)		43	43,646
Belden, Inc. 3.875%, 3/15/28(a)	EUR	100	119,214
H&E Equipment Services, Inc. 5.625%, 9/01/25	U.S.$	20	21,013
IAA, Inc. 5.50%, 6/15/27(a)		39	41,688
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		83	86,336
Laureate Education, Inc. 8.25%, 5/01/25(a)		29	31,508
Performance Food Group, Inc. 5.50%, 10/15/27(a)		38	40,567
Rexel SA 2.625%, 6/15/24(a)	EUR	100	114,260

			498,232

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 2.0%
Aptim Corp. 7.75%, 6/15/25(a)	U.S.$	25	$15,062
Aramark Services, Inc. 5.00%, 4/01/25-2/01/28(a)		121	126,738
5.125%, 1/15/24		7	6,878
Carriage Services, Inc. 6.625%, 6/01/26(a)		30	31,941
GW B-CR Security Corp. 9.50%, 11/01/27(a)		19	20,282
Harsco Corp. 5.75%, 7/31/27(a)		111	118,325
Korn Ferry 4.625%, 12/15/27(a)		50	50,250
Monitronics International, Inc. Zero Coupon, 4/01/20(c)(e)(f)(g)		14	– 0	–
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		28	28,125
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		30	30,158
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 4/15/24(a)		55	58,318
9.25%, 5/15/23(a)		27	28,632
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(a)		23	25,122
8.25%, 11/15/26(a)		43	48,447
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		12	12,495
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		44	45,204
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		81	54,123
Verscend Escrow Corp. 9.75%, 8/15/26(a)		79	86,596

			786,696

Technology – 2.5%
ADT Security Corp. (The) 4.125%, 6/15/23		75	77,489
APX Group, Inc. 7.875%, 12/01/22		98	98,953
Ascend Learning LLC 6.875%, 8/01/25(a)		19	19,972
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		85	86,247
CDK Global, Inc. 5.875%, 6/15/26		50	53,469

28 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

CommScope Technologies LLC 6.00%, 6/15/25(a)	U.S.$	44		$44,134
CommScope, Inc. 5.50%, 3/01/24-6/15/24(a)		98		100,801
6.00%, 3/01/26(a)		100		106,406
8.25%, 3/01/27(a)		115		121,043
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(a)		0	**	155
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		39		39,669
EMC Corp. 3.375%, 6/01/23		38		38,769
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/24(a)		7		7,564
Infor US, Inc. 6.50%, 5/15/22		78		79,154
NCR Corp. 5.75%, 9/01/27(a)		24		25,580
6.125%, 9/01/29(a)		19		20,629
Rackspace Hosting, Inc. 8.625%, 11/15/24(a)		17		16,627
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		47		50,285
Xerox Corp. 4.125%, 3/15/23		18		18,677

				1,005,623

Transportation - Services – 1.7%
Algeco Global Finance PLC 6.50%, 2/15/23	EUR	100		111,964
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 7/15/27(a)	U.S.$	45		47,025
Europcar Mobility Group 4.00%, 4/30/26	EUR	100		108,545
Herc Holdings, Inc. 5.50%, 7/15/27(a)	U.S.$	31		32,746
Hertz Corp. (The) 5.50%, 10/15/24(a)		29		29,802
6.00%, 1/15/28(a)		40		40,106
6.25%, 10/15/22		20		20,254
United Rentals North America, Inc. 5.875%, 9/15/26		50		53,705
6.50%, 12/15/26		125		137,562

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

XPO Logistics, Inc. 6.125%, 9/01/23(a)	U.S.$	74	$76,709
6.75%, 8/15/24(a)		28	30,417

			688,835

			24,518,300

Financial Institutions – 7.5%
Banking – 1.4%
Alliance Data Systems Corp. 4.75%, 12/15/24(a)		60	59,890
Barclays PLC 8.00%, 6/15/24(m)		200	224,284
Citigroup, Inc. Series T 6.25%, 8/15/26(m)		38	43,208
Series U 5.00%, 9/12/24m)		70	73,219
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(m)		44	44,434
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(m)		117	126,029
Societe Generale SA 8.00%, 9/29/25(a)(m)		3	3,490

			574,554

Brokerage – 0.4%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(c)(f)(h)		423	5,377
LPL Holdings, Inc. 5.75%, 9/15/25(a)		75	78,774
NFP Corp. 6.875%, 7/15/25(a)		33	33,056
8.00%, 7/15/25(a)		31	31,005

			148,212

Finance – 1.7%
CNG Holdings, Inc. 12.50%, 6/15/24(a)		32	28,634
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		45	48,783
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		61	53,685
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		96	90,867
goeasy Ltd. 5.375%, 12/01/24(a)		67	68,329
Navient Corp. 5.00%, 10/26/20		47	48,044
5.50%, 1/25/23		79	84,168

30 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 3/25/21	U.S.$	1	$604
6.50%, 6/15/22		56	61,271
7.25%, 1/25/22-9/25/23		72	80,677
8.00%, 3/25/20		18	17,838
SLM Corp. 5.125%, 4/05/22		21	21,239
Springleaf Finance Corp. 6.875%, 3/15/25		48	54,636
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		50	45,555

			704,330

Insurance – 1.4%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/25(a)		99	95,819
8.125%, 2/15/24(a)		44	47,823
10.125%, 8/01/26(a)		40	42,968
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/27(a)		16	17,164
Genworth Holdings, Inc. 7.20%, 2/15/21		30	31,050
7.625%, 9/24/21		17	17,927
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(a)(d)		243	225,818
USI, Inc./NY 6.875%, 5/01/25(a)		7	7,140
WellCare Health Plans, Inc. 5.375%, 8/15/26(a)		82	87,501

			573,210

Other Finance – 0.9%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 7/15/26(a)		11	11,817
9.75%, 7/15/27(a)		75	80,187
Intrum AB 3.50%, 7/15/26(a)	EUR	100	114,549
NVA Holdings, Inc. 6.875%, 4/01/26(a)	U.S.$	75	81,094
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		53	54,762

			342,409

REITS – 1.7%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(a)		134	141,939

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

GEO Group, Inc. (The) 6.00%, 4/15/26	U.S.$	8		$7,097
Iron Mountain, Inc. 4.375%, 6/01/21(a)		20		20,590
4.875%, 9/15/27(a)		121		124,804
5.25%, 3/15/28(a)		55		57,391
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24		89		97,276
5.75%, 2/01/27(a)		59		65,933
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, 6/01/23(a)		27		26,751
9.375%, 4/01/27(a)		105		109,519
SBA Communications Corp. 4.00%, 10/01/22		15		15,284
4.875%, 9/01/24		8		8,322

				674,906

				3,017,621

Utility – 2.1%
Electric – 2.1%
Calpine Corp. 5.125%, 3/15/28(a)		105		107,066
5.25%, 6/01/26(a)		62		64,613
5.50%, 2/01/24		113		114,900
5.75%, 1/15/25		116		119,776
NRG Energy, Inc. 6.625%, 1/15/27		120		130,522
Talen Energy Supply LLC 4.60%, 12/15/21		0	**	214
6.50%, 6/01/25		101		85,798
7.25%, 5/15/27(a)		13		13,687
Texas Competitive/TCEH 11.50%, 10/01/20(b)(c)(e)(f)(g)		59		– 0	–
Vistra Energy Corp. 5.875%, 6/01/23		8		7,749
Vistra Operations Co. LLC 5.50%, 9/01/26(a)		31		32,887
5.625%, 2/15/27(a)		157		165,511

				842,723

Total Corporates – Non-Investment Grade (cost $27,708,052)				28,378,644

CORPORATES – INVESTMENT GRADE – 11.4%
Financial Institutions – 5.7%
Banking – 2.4%
Ally Financial, Inc. 4.125%, 3/30/20		19		19,308

32 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.00%, 11/01/31	U.S.$	90	$124,609
Bank of America Corp. Series DD 6.30%, 3/10/26(m)		22	25,504
Series X 6.25%, 9/05/24(m)		47	52,303
Series Z 6.50%, 10/23/24(m)		23	26,108
Barclays Bank PLC 6.86%, 6/15/32(a)(m)		15	17,661
BNP Paribas SA 7.625%, 3/30/21(a)(m)		58	61,570
BPCE SA 5.70%, 10/22/23(a)		82	90,992
CIT Group, Inc. 4.75%, 2/16/24		45	48,121
5.00%, 8/15/22		65	68,926
5.25%, 3/07/25		32	35,404
Credit Agricole SA 6.50%, 6/23/21(a)(m)	EUR	100	121,123
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)		57	67,942
JPMorgan Chase & Co. Series FF 5.00%, 8/01/24(m)	U.S.$	80	83,641
Lloyds Banking Group PLC 6.00%, 6/07/32(c)(m)	GBP	8	9,928
Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	28	30,269
Wells Fargo & Co. Series S 5.90%, 6/15/24(m)		85	92,331

			975,740

Finance – 0.1%
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)		15	15,738
5.25%, 8/15/22(a)		30	32,001

			47,739

Insurance – 1.5%
ACE Capital Trust II 9.70%, 4/01/30		20	30,141
Allstate Corp. (The) 6.50%, 5/15/57		10	13,030
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	100	114,412
Centene Corp. 4.25%, 12/15/27(a)	U.S.$	109	112,250

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.625%, 12/15/29(a)	U.S.$	124	$130,583
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		61	80,627
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		31	52,684
Prudential Financial, Inc. 5.20%, 3/15/44		20	21,310
5.625%, 6/15/43		50	53,823

			608,860

REITS – 1.7%
EPR Properties 4.95%, 4/15/28		52	56,914
GLP Capital LP/GLP Financing II, Inc. 3.35%, 9/01/24		6	6,135
4.00%, 1/15/30		4	4,097
5.25%, 6/01/25		26	28,568
5.375%, 11/01/23-4/15/26		80	88,736
5.75%, 6/01/28		19	21,584
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 8/01/29		45	46,423
5.00%, 10/15/27		73	77,578
5.25%, 8/01/26		40	41,861
5.50%, 5/01/24		26	26,745
Sabra Health Care LP 5.125%, 8/15/26		59	63,790
Sabra Health Care LP/Sabra Capital Corp. 4.80%, 6/01/24		26	27,656
Senior Housing Properties Trust 6.75%, 12/15/21		9	9,271
Service Properties Trust 4.35%, 10/01/24		35	36,033
4.50%, 3/15/25		55	56,684
Spirit Realty LP 4.45%, 9/15/26		66	70,984

			663,059

			2,295,398

Industrial – 5.6%
Basic – 0.2%
ArcelorMittal SA 7.00%, 10/15/39		45	55,167
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		5	5,194
Glencore Funding LLC 4.00%, 4/16/25(a)		5	5,176

			65,537

34 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
Arconic, Inc. 5.90%, 2/01/27	U.S.$	4	$4,561
General Electric Co. Series D 5.00%, 1/21/21(m)		40	39,311

			43,872

Communications - Telecommunications – 0.4%
Qwest Corp. 6.75%, 12/01/21		78	84,385
6.875%, 9/15/33		28	28,210
7.25%, 9/15/25		55	63,352

			175,947

Consumer Cyclical - Automotive – 0.1%
General Motors Financial Co., Inc. 5.10%, 1/17/24		47	51,020

Consumer Cyclical - Entertainment – 0.1%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		34	36,059

Consumer Cyclical - Other – 1.7%
Lennar Corp. 4.125%, 1/15/22		74	75,964
4.50%, 4/30/24		42	44,462
4.75%, 11/29/27		72	77,649
6.25%, 12/15/21(a)		1	767
6.25%, 12/15/21		22	23,133
8.375%, 1/15/21		20	21,198
MDC Holdings, Inc. 5.625%, 2/01/20		23	23,358
6.00%, 1/15/43		51	52,987
Standard Industries, Inc./NJ 4.75%, 1/15/28(a)		64	65,632
5.375%, 11/15/24(a)		68	69,870
5.50%, 2/15/23(a)		26	26,423
6.00%, 10/15/25(a)		39	40,575
Toll Brothers Finance Corp. 4.875%, 3/15/27		93	100,938
5.875%, 2/15/22		35	37,391

			660,347

Consumer Non-Cyclical – 0.6%
HCA, Inc. 4.50%, 2/15/27		105	113,440
5.00%, 3/15/24		32	34,996

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Newell Brands, Inc. 3.85%, 4/01/23	U.S.$	45	$46,766
4.20%, 4/01/26		45	46,897

			242,099

Energy – 1.3%
Boardwalk Pipelines LP 4.45%, 7/15/27		32	33,068
Cenovus Energy, Inc. 6.75%, 11/15/39		1	1,855
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		74	82,770
Enable Midstream Partners LP 3.90%, 5/15/24		36	36,878
Energy Transfer Operating LP 4.20%, 4/15/27		32	33,506
4.25%, 3/15/23		87	90,773
EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28		30	29,470
Hess Corp. 7.30%, 8/15/31		36	45,783
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		11	15,578
Marathon Oil Corp. 6.80%, 3/15/32		34	43,011
Occidental Petroleum Corp. 2.90%, 8/15/24		46	46,728
3.20%, 8/15/26		11	11,128
Southern Star Central Corp. 5.125%, 7/15/22(a)		20	20,165
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		30	31,076

			521,789

Services – 0.1%
Expedia Group, Inc. 3.80%, 2/15/28		30	30,608

Technology – 1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27		63	65,450
Dell International LLC/EMC Corp. 4.90%, 10/01/26(a)		60	66,051
Micron Technology, Inc. 4.185%, 2/15/27		43	46,038
4.975%, 2/06/26		11	12,220

36 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nokia Oyj 3.375%, 6/12/22	U.S.$	16	$16,219
6.625%, 5/15/39		64	74,120
Seagate HDD Cayman 4.75%, 1/01/25		15	15,957
4.875%, 6/01/27		5	4,857
Western Digital Corp. 4.75%, 2/15/26		99	103,284

			404,196

			2,231,474

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		54	54,859

Total Corporates – Investment Grade (cost $4,253,135)			4,581,731

BANK LOANS – 5.7%
Industrial – 5.1%
Basic – 0.0%
Nouryon Finance B.V. (aka AkzoNobel) 4.960% (LIBOR 1 Month + 3.25%), 10/01/25(n)		10	9,664

Capital Goods – 0.8%
Apex Tool Group, LLC 7.299% (LIBOR 1 Month + 5.50%), 8/01/24(n)		59	57,809
Brookfield WEC Holdings Inc. (aka Westinghouse Electric Company LLC) 5.299% (LIBOR 1 Month + 3.50%), 8/01/25(n)		29	29,134
BWay Holding Company 5.234% (LIBOR 3 Month + 3.25%), 4/03/24(o)		85	84,292
Gardner Denver, Inc. 4.549% (LIBOR 1 Month + 2.75%), 7/30/24(n)		14	13,734
Granite US Holdings Corporation 7.211% (LIBOR 3 Month + 5.25%), 9/30/26(e)(n)		56	56,000
Honeywell Technologies SARL (aka Garrett Motion Inc.) 4.450% (LIBOR 3 Month + 2.50%), 9/27/25(e)(n)(o)		28	28,215

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 L P 5.305% (LIBOR 1 Month + 3.50%), 4/30/26(n)	U.S.$	50	$49,969
Ply Gem Midco, Inc. 5.486% (LIBOR 1 Month + 3.75%), 4/12/25(n)		20	19,780

			338,933

Communications - Media – 0.3%
Clear Channel Outdoor Holdings, Inc. 5.299% (LIBOR 1 Month + 3.50%), 8/21/26(n)		12	12,026
Diamond Sports Group, LLC 5.030% (LIBOR 1 Month + 3.25%), 8/24/26(n)		20	20,100
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 5.691% (LIBOR 1 Month + 4.00%), 5/01/26(n)		16	16,011
Univision Communications Inc. 4.549% (LIBOR 1 Month + 2.75%), 3/15/24(n)		60	59,161

			107,298

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. 6.432% (LIBOR 6 Month + 4.50%), 1/02/24(n)		4	3,776
6.625%, 1/02/24		6	6,356
West Corporation 5.927% (LIBOR 3 Month + 4.00%), 10/10/24(n)		29	24,734

			34,866

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.240% (LIBOR 1 Month + 3.50%), 11/06/24(n)		10	9,529

Consumer Cyclical - Entertainment – 0.1%
Motion Acquisition Limited 5.151% (LIBOR 3 Month + 3.25%), 11/12/26(n)		30	29,904
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.799% (LIBOR 1 Month + 3.00%), 4/01/24(n)		24	24,582

			54,486

38 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.7%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 4.549% (LIBOR 1 Month + 2.75%), 12/23/24(n)	U.S.$	38	$38,089
Playtika Holding Corp. 7.736% (LIBOR 3 Month + 6.00%), 12/10/24(n)		137	138,301
Scientific Games International, Inc. 4.452% (LIBOR 1 Month + 2.75%), 8/14/24(n)		64	64,015
4.549% (LIBOR 1 Month + 2.75%), 8/14/24(n)		15	15,512
Stars Group Holdings B.V. 5.445% (LIBOR 3 Month + 3.50%), 7/10/25(n)		9	8,832

			264,749

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings) 5.216% (LIBOR 3 Month + 3.25%), 2/05/25(n)		6	6,173
Whatabrands LLC 4.944% (LIBOR 1 Month + 3.25%), 8/02/26(n)		15	15,420

			21,593

Consumer Cyclical - Retailers – 0.3%
Bass Pro Group, LLC 6.799% (LIBOR 1 Month + 5.00%), 9/25/24(n)		17	17,003
PetSmart, Inc. 5.740% (LIBOR 1 Month + 4.00%), 3/11/22(n)		58	57,301
Serta Simmons Bedding, LLC 9.785% (LIBOR 1 Month + 8.00%), 11/08/24(n)		28	8,288
Specialty Building Products Holdings, LLC 7.549% (LIBOR 1 Month + 5.75%), 10/01/25(n)		42	41,991

			124,583

Consumer Non-Cyclical – 1.2%
Air Medical Group Holdings, Inc. 5.035% (LIBOR 1 Month + 3.25%), 4/28/22(n)		21	20,644
5.952% (LIBOR 1 Month + 4.25%), 3/14/25(n)		16	15,453

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aldevron, L.L.C. 6.195% (LIBOR 3 Month + 4.25%), 10/12/26(e)(n)	U.S.$	67	$67,814
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 9.549% (LIBOR 1 Month + 7.75%), 9/26/25(n)		54	47,295
athenahealth, Inc. 6.401% (LIBOR 3 Month + 4.50%), 2/11/26(n)		72	72,169
BI-LO, LLC 9.850% (LIBOR 2 Month + 8.00%), 5/31/24(n)		33	30,069
9.892% (LIBOR 3 Month + 8.00%), 5/31/24(n)		32	29,561
9.894% (LIBOR 3 Month + 8.00%), 5/31/24(n)		34	30,989
Chobani, LLC (Chobani Idaho, LLC) 5.299% (LIBOR 1 Month + 3.50%), 10/10/23(n)		40	39,683
Envision Healthcare Corporation 5.549% (LIBOR 1 Month + 3.75%), 10/10/25(n)		28	24,057
Regionalcare Hospital Partners Holdings, Inc. 6.202% (LIBOR 1 Month + 4.50%), 11/16/25(n)		36	35,989
U.S. Renal Care, Inc. 6.813% (LIBOR 1 Month + 5.00%), 6/26/26(n)		60	59,252

			472,975

Energy – 0.6%
California Resources Corporation 12.180% (LIBOR 1 Month + 10.38%), 12/31/21(n)(o)		55	41,035
Chesapeake Energy Corporation 9.928% (LIBOR 3 Month + 8.00%), 6/24/24(n)(o)		79	81,238
CITGO Petroleum Corporation 6.945% (LIBOR 3 Month + 5.00%), 3/28/24(e)(n)		39	38,852
Triton Solar US Acquisition Co. 7.799% (LIBOR 1 Month + 6.00%), 10/29/24(n)		86	71,960

			233,085

Other Industrial – 0.0%
American Tire Distributors, Inc. 9.299% (LIBOR 1 Month + 7.50%), 9/02/24(c)(n)		14	11,987

40 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.445% (LIBOR 3 Month + 7.50%), 9/02/24(c)(n)	U.S.$	2	$1,547
Core & Main LP 4.441% (LIBOR 1 Month + 2.75%), 8/01/24(n)		3	2,981
4.664% (LIBOR 3 Month + 2.75%), 8/01/24(n)		2	1,917

			18,432

Services – 0.4%
Garda World Security Corporation 6.660% (LIBOR 3 Month + 4.75%), 10/30/26(e)(n)		14	14,079
Parexel International Corporation 4.452% (LIBOR 1 Month + 2.75%), 9/27/24(n)		9	8,881
Pi Lux Finco SARL 8.952% (LIBOR 1 Month + 7.25%), 1/01/26(e)(n)		100	98,000
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 5.049% (LIBOR 1 Month + 3.25%), 10/01/25(n)		15	14,976
Verscend Holding Corp. 6.299% (LIBOR 1 Month + 4.50%), 8/27/25(n)		27	26,669

			162,605

Technology – 0.5%
Avaya Inc. 5.990% (LIBOR 1 Month + 4.25%), 12/15/24(n)		36	35,590
Boxer Parent Company Inc. (aka BMC Software, Inc.) 6.049% (LIBOR 1 Month + 4.25%), 10/02/25(n)		59	58,741
MTS Systems Corporation 5.050% (LIBOR 1 Month + 3.25%), 7/05/23(e)(n)		10	10,175
Pitney Bowes Inc. 1/17/25(o)		40	39,512
Solera, LLC (Solera Finance, Inc.) 4.549% (LIBOR 1 Month + 2.75%), 3/03/23(n)		59	58,699

			202,717

			2,055,515

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.4%
Finance – 0.1%
Ellie Mae, Inc. 5.945% (LIBOR 3 Month + 4.00%), 4/17/26(e)(n)	U.S.$	36	$35,994
Jefferies Finance LLC 5.500% (LIBOR 1 Month + 3.75%), 6/03/26(n)		8	7,933

			43,927

Insurance – 0.3%
Hub International Limited 5.903% (LIBOR 3 Month + 4.00%), 4/25/25(n)		68	68,877
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 5.799% (LIBOR 1 Month + 4.00%), 9/03/26(n)		51	50,937

			119,814

			163,741

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 5.549% (LIBOR 1 Month + 3.75%), 11/09/26(n)		48	47,965
5.695% (LIBOR 3 Month + 3.75%), 11/09/26(e)(n)		9	8,465

			56,430

Total Bank Loans (cost $2,313,763)			2,275,686

		Shares
COMMON STOCKS – 1.2%
Energy – 0.5%
Energy Equipment & Services – 0.4%
Tervita Corp.(f)		25,589	146,020

Oil, Gas & Consumable Fuels – 0.1%
Berry Petroleum Corp.		4,049	38,182
CHC Group LLC(f)(l)		1,219	305
K201640219 (South Africa) Ltd. A Shares(c)(e)(f)(g)		191,574	– 0	–
K201640219 (South Africa) Ltd. B Shares(c)(e)(f)(g)		30,276	– 0	–
Paragon Offshore Ltd. – Class A(c)(e)(f)		267	54
Paragon Offshore Ltd. – Class B(c)(e)(f)		401	5,948
Triangle Petroleum Corp.(c)(e)(f)(g)		3,047	– 0	–

42 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vantage Drilling Internation(c)(e)(f)(g)	235	$6,163

		50,652

		196,672

Consumer Discretionary – 0.3%
Auto Components – 0.1%
ATD New Holdings, Inc.(c)(e)(f)	1,009	25,225
Exide Corp.(c)(e)(g)	5,092	4,787
Exide Technologies(e)(f)(g)	13,982	11,605
Exide Technologies(c)(e)(f)(g)	1,793	1,685

		43,302

Hotels, Restaurants & Leisure – 0.2%
Caesars Entertainment Corp.(f)	1,258	17,109
eDreams ODIGEO SA(f)	12,845	61,655

		78,764

Household Durables – 0.0%
Hovnanian Enterprises, Inc. – Class A(f)	131	2,734

		124,800

Communication Services – 0.1%
Media – 0.1%
Clear Channel Outdoor Holdings, Inc.(f)	5,213	14,909
DISH Network Corp. – Class A(f)	100	3,547
iHeartMedia, Inc. – Class A(c)(f)	1,033	17,458

		35,914

Wireless Telecommunication Services – 0.0%
T-Mobile US, Inc.(f)	150	11,763

		47,677

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(f)	2,740	36,990
Monitronics International, Inc.(f)	316	2,686
Monitronics International, Inc.(c)(e)(f)(g)	262	2,004

		41,680

Materials – 0.1%
Containers & Packaging – 0.0%
Westrock Co.	6	257

Metals & Mining – 0.1%
BIS Industries Holdings Ltd.(c)(e)(f)(g)	21,027	673
Constellium SE(f)	2,340	31,356
Neenah Enterprises, Inc.(c)(e)(f)(g)	4,481	5,646

		37,675

		37,932

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(c)(e)(f)(g)		828	$28,152

Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp.(f)		508	9,393

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(f)		602	916

			10,309

Health Care – 0.0%
Pharmaceuticals – 0.0%
Horizon Therapeutics PLC(f)		196	7,095

Total Common Stocks (cost $730,094)			494,317

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 1.2%
Mexico – 0.2%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,202	60,159
Series M 20 10.00%, 12/05/24		480	28,769

			88,928

Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	3,986	66,074

United States – 0.8%
U.S. Treasury Notes 2.75%, 5/31/23	U.S.$	300	311,063

Total Governments – Treasuries (cost $461,646)			466,065

EMERGING MARKETS - CORPORATE BONDS – 1.0%
Industrial – 0.8%
Basic – 0.2%
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)		5	5,423
7.25%, 4/01/23(a)		58	60,301

			65,724

44 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.5%
Sable International Finance Ltd. 5.75%, 9/07/27(a)	U.S.$	200	$211,292

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. 9.50%, 3/01/49(a)(b)(e)(f)	EUR	1	0
K2016470219 South Africa Ltd. 3.00%, 12/31/22(d)(i)	U.S.$	15	38
K2016470260 South Africa Ltd. 25.00%, 12/31/22(d)(i)		6	5

			43

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/24(d)(e)(g)(i)		2	63
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(h)(i)		96	3,256

			3,319

Energy – 0.1%
Petrobras Global Finance BV 5.093%, 1/15/30(a)		19	20,376
5.999%, 1/27/28		27	30,817

			51,193

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		2	2,256

			333,827

Utility – 0.2%
Electric – 0.2%
Terraform Global Operating LLC 6.125%, 3/01/26(i)		77	80,070

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.945% (LIBOR 3 Month + 5.00%), 2/12/23(a)(p)		8	8,021

Total Emerging Markets – Corporate Bonds (cost $515,989)			421,918

ASSET-BACKED SECURITIES – 0.6%
Other ABS - Fixed Rate – 0.4%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)		57	57,586

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)	U.S.$	16	$16,727
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)		70	70,307

			144,620

Home Equity Loans - Fixed Rate – 0.2%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35		57	56,550
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36		70	32,857

			89,407

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.647%, 5/25/37		15	14,639

Total Asset-Backed Securities (cost $245,539)			248,666

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.5%
Risk Share Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.942% (LIBOR 1 Month + 7.15%), 7/25/23(p)		12	13,821
Series 2013-DN2, Class M2 6.042% (LIBOR 1 Month + 4.25%), 11/25/23(p)		41	44,474
Series 2014-DN1, Class M3 6.292% (LIBOR 1 Month + 4.50%), 2/25/24(p)		36	39,902
Series 2014-HQ2, Class M3 5.542% (LIBOR 1 Month + 3.75%), 9/25/24(p)		54	58,222
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.042% (LIBOR 1 Month + 5.25%), 10/25/23(p)		12	13,680

46 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Series 2014-C01, Class M2 6.192% (LIBOR 1 Month + 4.40%), 1/25/24(p)	U.S.$		26	$27,878
Series 2015-C03, Class 1M2 6.792% (LIBOR 1 Month + 5.00%), 7/25/25(p)			4	4,624
Series 2015-C03, Class 2M2 6.792% (LIBOR 1 Month + 5.00%), 7/25/25(p)			1	1,576

				204,177

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36			5	4,076
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36			6	4,773

				8,849

Total Collateralized Mortgage Obligations (cost $199,388)				213,026

EMERGING MARKETS – TREASURIES – 0.3%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21		BRL	349	91,193

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23		ZAR	283	20,461

Total Emerging Markets – Treasuries (cost $119,537)				111,654

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
State of California Series 2010 7.60%, 11/01/40		U.S.$	25	40,887
7.95%, 3/01/36			55	55,520

Total Local Governments – US Municipal Bonds (cost $79,842)				96,407

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.491%, 7/10/47(a)	U.S.$	15	$14,387
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.99%, 1/10/47(a)		29	24,419
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.892%, 1/15/47(a)		29	30,431

Total Commercial Mortgage-Backed Securities (cost $71,213)			69,237

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares MSCI Global Metals & Mining Producers ETF(q) (cost $27,153)		805	23,933

PREFERRED STOCKS – 0.1%
Utility – 0.1%
Electric – 0.1%
SCE Trust III Series H 5.75%		423	10,317

Financial Institutions – 0.0%
Banking – 0.0%
GMAC Capital Trust I Series 2 7.695%		357	9,300

Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%		490	2,572

Total Preferred Stocks (cost $27,044)			22,189

48 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.0%
Quasi-Sovereign Bonds – 0.0%
United States – 0.0%
Citgo Holding, Inc. 9.25%, 8/01/24(a) (cost $18,000)	U.S.$	18	$19,332

		Shares
WARRANTS – 0.0%
Amplify Energy Corp., expiring 4/21/20(c)(f)		860	– 0	–
Avaya Holdings Corp., expiring 12/15/22(f)		1,210	1,512
Halcon Res Corp., expiring 9/09/20(c)(e)(f)(g)		9	– 0	–
iHeartMedia, Inc., expiring 5/01/39(c)(f)		12	185
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(c)(f)		1,975	8
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(c)(f)		830	365
Willscot Corp., expiring 11/29/22(c)(e)(f)(g)		787	4,806

Total Warrants (cost $18,915)			6,876

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(e)(f) (cost $0)		3,442	3,363

SHORT-TERM INVESTMENTS – 6.3%
Investment Companies – 6.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.53%(q)(r)(s) (cost $2,550,584)		2,550,584	2,550,584

Total Investments – 99.4% (cost $39,339,894)			39,983,628
Other assets less liabilities – 0.6%			234,236

Net Assets – 100.0%			$40,217,864

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Index Futures	1	March 2020	$83,530	$1,696
U.S. T-Note 5 Yr (CBT) Futures	8	March 2020	948,875	(3,328)
U.S. T-Note 10 Yr (CBT) Futures	13	March 2020	1,669,484	(15,102)

Sold Contracts
Euro-OAT Futures	1	March 2020	182,579	2,288

				$(14,446)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	4,120	USD	64	1/17/20	$(2,169)
Brown Brothers Harriman & Co.	MXN	1,515	USD	78	1/07/20	(1,886)
Brown Brothers Harriman & Co.	GBP	113	USD	145	1/10/20	(4,704)
Brown Brothers Harriman & Co.	USD	137	GBP	105	1/10/20	2,820
Brown Brothers Harriman & Co.	EUR	299	USD	332	1/16/20	(3,241)
Brown Brothers Harriman & Co.	USD	136	EUR	123	1/16/20	1,871
Brown Brothers Harriman & Co.	AUD	2	USD	1	1/23/20	(20)
Brown Brothers Harriman & Co.	CAD	198	USD	148	1/23/20	(3,685)
Brown Brothers Harriman & Co.	ZAR	224	USD	15	1/23/20	(933)
Citibank, NA	BRL	380	USD	94	1/03/20	(188)
Citibank, NA	USD	93	BRL	380	1/03/20	1,429
Citibank, NA	BRL	380	USD	93	2/04/20	(1,455)
Deutsche Bank AG	BRL	380	USD	90	1/03/20	(4,303)
Deutsche Bank AG	USD	94	BRL	380	1/03/20	188
Royal Bank of Scotland PLC	EUR	1,514	USD	1,669	1/16/20	(30,096)

						$(46,372)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	(5.00)%	Quarterly	1.52%	EUR	13	$(794)	$(319)	$(475)

50 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	5.00%	Quarterly	2.80%	USD	2,103	$206,332	$153,174	$53,158
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	5.00	Quarterly	1.52	EUR	13	794	804	(10)

						$206,332	$153,659	$52,673

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,770	3/06/23	3 Month LIBOR	2.714%	Quarterly/ Semi-Annual	$69,158	$—	$69,158
USD	2,835	9/02/25	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	(91,315)	(8,311)	(83,004)
USD	961	1/15/26	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	(15,906)	5,398	(21,304)
USD	651	2/16/26	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	3,286	7,434	(4,148)
USD	150	3/31/26	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	130	—	130
USD	100	5/03/26	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	103	—	103
USD	800	6/01/26	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	3,617	32,362	(28,745)
USD	4,650	4/28/27	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	166,653	16,658	149,995
USD	350	5/03/27	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(11,473)	112	(11,585)
USD	940	3/06/28	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	(81,372)	—	(81,372)

						$42,881	$53,653	$(10,772)

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)%	Monthly	9.98%	USD	180	$20,226	$22,283	$(2,057)
Goldman Sachs International
British Telecommunications PLC, 5.750%, 12/07/28, 6/20/20*	(1.00)	Quarterly	0.07	EUR	170	(880)	(1,091)	211
CDX-CMBX.NA.BBB-Series 6, 5/11/63*	(3.00)	Monthly	5.13	USD	192	9,715	20,043	(10,328)

Sale Contracts
BNP Paribas SA
Altice France SA, 6/20/24*	5.00	Quarterly	0.19	EUR	70	10,452	5,634	4,818
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	9.98	USD	69	(7,753)	(7,810)	57
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	Monthly	9.98%	USD	29	(3,259)	(3,537)	278
International Game Technology, 4.750%, 2/15/23, 6/20/22*	5.00	Quarterly	0.11	EUR	100	13,253	5,613	7,640
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	75	(3,801)	(4,978)	1,177
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	5.13	USD	252	(12,772)	(17,172)	4,400
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/23*	5.00	Quarterly	1.34	USD	10	1,403	511	892
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 12/20/23*	5.00	Quarterly	2.54	USD	20	2,805	1,600	1,205
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	9.98	USD	163	(18,305)	(29,019)	10,714

						$11,084	$(7,923)	$19,007

*	Termination date

52 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Quarterly	EUR	240	3/20/20	$348
Goldman Sachs International
iBoxx EUR Liquid High Yield Index	3 Month EURIBOR	Quarterly	EUR	460	3/20/20	764
JPMorgan Chase Bank, NA
iBoxx USD Contingent Convertible Liquid Developed Market AT1	3 Month LIBOR	Quarterly	USD	581	3/20/20	(2,320)

						$(1,208)

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate market value of these securities amounted to $19,380,614 or 48.2% of net assets.

(b)	Defaulted.

(c)	Illiquid security.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at December 31, 2019.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)	Defaulted matured security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.40% of net assets as of December 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide International Holdings LP(Superpriority Lien) 10.75%, 10/31/21	6/18/19	$35,020	$37,230	0.09%
Exide Technologies(Exchange Priority) 11.00%, 10/31/24	5/23/17	36,530	33,161	0.08%
Exide Technologies(First Lien) 11.00%, 10/31/24	5/23/17	10,572	10,051	0.03%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	3/13/15	16,183	38	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	12/22/16	6,424	5	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	36,767	1	0.00%

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	$78,736	$80,070	0.20%
Tonon Luxembourg SA 6.50%, 10/31/24	1/16/13	5,120	63	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	96,161	3,256	0.00%

(j)	Pays 10.75% cash or up to 4.5% PIK & remaining in cash.

(k)	Convertible security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	3/10/17	$62,260	$305	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	3/10/17	58,951	13,034	0.03%

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at December 31, 2019.

(o)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(p)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2019.

(q)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(r)	Affiliated investments.

(s)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

RUB – Russian Ruble

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

54 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 55

STATEMENT OF ASSETS & LIABILITIES

December 31, 2019

Assets
Investments in securities, at value Unaffiliated issuers (cost $36,789,310)	$37,433,044
Affiliated issuers (cost $2,550,584)	2,550,584
Cash collateral due from broker	170,404
Foreign currencies, at value (cost $36,347)	37,362
Unaffiliated dividends and interest receivable	527,992
Receivable for capital stock sold	168,598
Market value of credit default swaps (net premiums paid $55,684)	57,854
Receivable from Adviser	34,943
Receivable for investment securities sold	19,064
Unrealized appreciation on forward currency exchange contracts	6,308
Receivable for terminated total return swaps	5,809
Affiliated dividends receivable	3,473
Receivable for newly entered total return swaps	3,160
Receivable for variation margin on centrally cleared swaps	1,321
Unrealized appreciation on total return swaps	1,112

Total assets	41,021,028

Liabilities
Dividends payable	242,858
Payable for investment securities purchased	141,829
Audit and tax fee payable	132,208
Unrealized depreciation on forward currency exchange contracts	52,680
Payable for capital stock redeemed	47,377
Market value of credit default swaps (net premiums received $63,607)	46,770
Due to Custodian	10,278
Unrealized depreciation on total return swaps	2,320
Payable for variation margin on centrally cleared swaps	1,645
Payable for variation margin on futures	1,539
Transfer Agent fee payable	1,437
Payable for newly entered total return swaps	786
Accrued expenses and other liabilities	121,437

Total liabilities	803,164

Net Assets	$40,217,864

Composition of Net Assets
Capital stock, at par	$4,175
Additional paid-in capital	49,597,173
Accumulated loss	(9,383,484)

$40,217,864

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$40,217,864	4,174,589	$9.63

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended December 31, 2019

Investment Income
Interest (net of foreign taxes withheld of $483)	$2,037,443
Dividends
Affiliated issuers	49,110
Unaffiliated issuers	11,887	$2,098,440

Expenses
Advisory fee (see Note B)	73,113
Transfer agency—Advisor Class	40,084
Audit and tax	138,711
Custodian	108,718
Administrative	79,084
Printing	56,366
Legal	41,843
Registration fees	36,631
Directors’ fees	22,927
Miscellaneous	76,387

Total expenses	673,864
Less: expenses waived and reimbursed by the Adviser (see Note B)	(566,432)

Net expenses		107,432

Net investment income		1,991,008

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(737,803	)(a)
Forward currency exchange contracts		113,021
Futures		103,282
Options written		972
Swaps		293,158
Swaptions written		10,155
Foreign currency transactions		(16,687)
Net change in unrealized appreciation/depreciation on:
Investments		3,171,765
Forward currency exchange contracts		(70,196)
Futures		(51,921)
Swaps		68,307
Swaptions written		(3,363)
Foreign currency denominated assets and liabilities		817

Net gain on investment and foreign currency transactions		2,881,507

Net Increase in Net Assets from Operations		$4,872,515

(a)	Net of foreign capital gains taxes of $2,799.

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 57

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019		For the Period November 1, 2018 to December 31, 2018(a)		Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,991,008		$327,245		$1,612,839
Net realized gain (loss) on investment and foreign currency transactions	(233,902)		(141,568)		337,864
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	3,115,409		(1,414,121)		(1,523,663)
Contributions from Affiliates (see Note B)	– 0	–	– 0	–	2,881

Net increase (decrease) in net assets from operations	4,872,515		(1,228,444)		429,921
Distributions to Shareholders
Class A	– 0	–	– 0	–	(68,765)
Class C	– 0	–	– 0	–	(13,824)
Advisor Class	(2,205,237)		(485,472)		(1,180,041)
Class R	– 0	–	– 0	–	(606)
Class K	– 0	–	– 0	–	(137)
Class I	– 0	–	– 0	–	(292,713)
Class Z	– 0	–	– 0	–	(9,658)
Capital Stock Transactions
Net increase (decrease)	7,041,926		(1,767,552)		6,740,423

Total increase (decrease)	9,709,204		(3,481,468)		5,604,600
Net Assets
Beginning of period	30,508,660		33,990,128		28,385,528

End of period	$40,217,864		$30,508,660		$33,990,128

(a)	The Fund changed its fiscal year end from October 31 to December 31.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee High Yield Portfolio (the “Fund”), a diversified portfolio. On February 26, 2018, the Fund’s name was changed from the AB High Yield Portfolio to the AB FlexFee High Yield Portfolio. At a meeting held on October 31, 2017 to November 2, 2017, the Fund’s Board of Directors (the “Board”) approved the conversion of Class A, Class C, Class R, Class I and Class Z shares of the Fund to Advisor Class shares of the Fund on a relative net assets basis. The conversion was effective on February 26, 2018. The Fund acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). Upon completion of the Reorganization, the Class Z shares of the Fund assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the financial highlights reflect the financial information of the Accounting Survivor through July 26, 2016. The fiscal year end of the Fund was subsequently changed to October 31 in 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class A, Class C, Class R, Class K, Class I or Class Z were outstanding as of December 31, 2019. Advisor class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2019:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$28,291,198	$87,446	#	$28,378,644
Corporates – Investment Grade		– 0	–	4,581,731	– 0	–	4,581,731
Bank Loans		– 0	–	1,870,127	405,559		2,275,686
Common Stocks		339,804		62,571	91,942	#	494,317
Governments – Treasuries		– 0	–	466,065	– 0	–	466,065
Emerging Markets – Corporate Bonds		– 0	–	421,855	63	#	421,918
Asset-Backed Securities		– 0	–	248,666	– 0	–	248,666
Collateralized Mortgage Obligations		– 0	–	213,026	– 0	–	213,026
Emerging Markets – Treasuries		– 0	–	111,654	– 0	–	111,654

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Local Governments – US Municipal Bonds	$	– 0	–	$96,407		$	– 0	–	$96,407
Commercial Mortgage-Backed Securities		– 0	–	69,237			– 0	–	69,237
Investment Companies		23,933		– 0	–		– 0	–	23,933
Preferred Stocks		22,189		– 0	–		– 0	–	22,189
Quasi-Sovereigns		– 0	–	19,332			– 0	–	19,332
Warrants		2,070	#	– 0	–		4,806	#	6,876
Rights		– 0	–	– 0	–		3,363		3,363
Short-Term Investments:
Investment Companies		2,550,584		– 0	–		– 0	–	2,550,584

Total Investments in Securities		2,938,580		36,451,869			593,179		39,983,628
Other Financial Instruments*:
Assets
Futures		3,984		– 0	–		– 0	–	3,984	†
Forward Currency Exchange Contracts		– 0	–	6,308			– 0	–	6,308
Centrally Cleared Credit Default Swaps		– 0	–	207,126			– 0	–	207,126	†
Centrally Cleared Interest Rate Swaps		– 0	–	242,947			– 0	–	242,947	†
Credit Default Swaps		– 0	–	57,854			– 0	–	57,854
Total Return Swaps		– 0	–	1,112			– 0	–	1,112
Liabilities
Futures		(18,430)		– 0	–		– 0	–	(18,430	)†
Forward Currency Exchange Contracts		– 0	–	(52,680)			– 0	–	(52,680)
Centrally Cleared Credit Default Swaps		– 0	–	(794)			– 0	–	(794	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(200,066)			– 0	–	(200,066	)†
Credit Default Swaps		– 0	–	(46,770)			– 0	–	(46,770)
Total Return Swaps		– 0	–	(2,320)			– 0	–	(2,320)

Total		$2,924,134		$36,664,586			$593,179		$40,181,899

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

64 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#			Bank Loans			Common Stocks#			Emerging Markets - Corporate Bonds#
Balance as of 12/31/18		$162,770			$327,150			$65,546		$16,117
Accrued discounts/(premiums)		303			195			– 0	–	691
Realized gain (loss)		(66,062)			44			12		39
Change in unrealized appreciation/depreciation		181,153			7,117			(93,468)		(5,870)
Purchases/Payups		86,257			285,612			165,184		5,335
Sales/Paydowns		(255,633)			(13,367)			(45,362)		(8,993)
Transfers into level 3		– 0	–		– 0	–		30		– 0	–
Transfers out of level 3		(21,342)			(201,192)			– 0	–	(7,256)

Balance as of 12/31/19		$87,446			$405,559			$91,942		$63

Net change in unrealized appreciation/depreciation from investments held as of 12/31/19**		$(1,681)			$7,117			$(117,499)		$(5,057)

	Asset-Backed Securities			Commercial Mortgage- Backed Securities			Preferred Stocks#			Warrants#
Balance as of 12/31/18		$250,428			$66,666		$	– 0	–	$921
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–	– 0	–
Realized gain (loss)		– 0	–		– 0	–		735		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–		– 0	–	2,960
Purchases/Payups		– 0	–		– 0	–		– 0	–	925
Sales/Paydowns		– 0	–		– 0	–		(735)		– 0	–
Transfers into level 3		– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3		(250,428)			(66,666)			– 0	–	– 0	–

Balance as of 12/31/19	$	– 0	–	$	– 0	–	$	– 0	–	$4,806

Net change in unrealized appreciation/depreciation from investments held as of 12/31/19**	$	– 0	–	$	– 0	–	$	– 0	–	$2,960

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NOTES TO FINANCIAL STATEMENTS (continued)

	Rights		Total
Balance as of 12/31/18	$2,444		$892,042
Accrued discounts/(premiums)	– 0	–	1,189
Realized gain (loss)	– 0	–	(65,232)
Change in unrealized appreciation/ depreciation	919		92,811
Purchases/Payups	– 0	–	543,313
Sales/Paydowns	– 0	–	(324,090)
Transfers into level 3	– 0	–	30
Transfers out of level 3	– 0	–	(546,884)

Balance as of 12/31/19	$3,363		$593,179 +

Net change in unrealized appreciation/depreciation from investments held as of 12/31/19**	$919		$(113,241)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+

Amounts of $21,342, $201,192, $7,256, $250,428 and $66,666 for Corporates—Non-Investment Grade, Bank Loans, Emerging Markets—Corporate Bonds, Asset-Backed Securities and Commercial Mortgage-Backed Securities, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at December 31, 2019. Securities priced (i) by third party vendors or (ii) by brokers, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 12/31/19	Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$37,230	Discounted Cash Flow	Discount Rate on Future Cash Flows	11.92%
	$33,161	Discounted Cash Flow	Discount Rate on Future Cash Flows	14.53%
	$10,051	Discounted Cash Flow	Discount Rate on Future Cash Flows	17.03%
	$7,003	Recovery Analysis	Collateral Value	$100.00
	$1	Qualitative Assessment		$0.00

	$87,446

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	Fair Value at 12/31/19			Valuation Technique	Unobservable Input	Input
Common Stocks		$11,605		Market Approach	Enterprise Value	$920.2mm
		$6,472		Market Approach	Projected Enterprise Value	$911.1mm
		$6,163		Recovery Analysis	Issuer’s Exchange Ratio	2.86767782
		$5,646		Market Approach	EBITDA* Projection	$44.6mm
					EBITDA* Multiples	3.7X
		$2,004		Market Approach	10% Haircut to Last Traded Price	$7.65
		$673		Market Approach	EBITDA* Projection	$84mm
					EBITDA* Multiples	4.4X
	$	– 0	–	Qualitative Assessment		$0.00

		$32,563

Warrants.		$4,806		Option Pricing Model	Exercise Price	$6.11
	$	– 0	–	Qualitative Assessment		$0.00

		$4,806

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in Enterprise Value, Projected Enterprise Value, Exercise Price, Last Traded Price, Collateral Value, EBITDA projections and EBITDA Multiple in insolation would be expected to result in a significant higher (lower) fair value measurement. A significant increase (decrease) in Discount Rate on Future Cash Flows and Issuer’s Exchange Ratio in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

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7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Change of Fiscal Year End

In 2018, the Fund changed its fiscal year end from October 31 to December 31. Accordingly, the statement of changes in net assets and financial highlights reflect a two-month fiscal period from November 1, 2018 to December 31, 2018.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective February 26, 2018, under an amended investment advisory agreement, the Fund calculates and accrues daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) was initially from February 26, 2018 to December 31, 2019 and thereafter is each 12-month period beginning on the first day in the month of January

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through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended December 31, 2019, the Fund accrued advisory fees of $73,113, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .20% of the Fund’s average net assets, which reflected a (.20)% Performance Adjustment of $(73,113). For the Performance Period from February 26, 2018 to December 31, 2019, the Fund accrued advisory fees of $129,842, at an annual effective rate (excluding the impact from any expense waivers in effect) of .20% of the Fund’s average net assets, which reflected a (.20)% Performance Adjustment of $(129,857). Prior to February 26, 2018, under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .55% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

The Adviser has contractually agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (excluding advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). For the year ended December 31, 2019, such reimbursements/waivers amounted to $484,978. The Expense Cap will remain in effect until April 30, 2020 and then may be continued thereafter from year to year by the Adviser. Prior to February 26, 2018, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis to .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser between February 26, 2018 and December 31, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $450,749 for the period ended October 31, 2018, $157,175 for the period ended December 31, 2018 and $484,978 for the year ended December 31,

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2019. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $79,084.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,843 for the year ended December 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $2,370.

A summary of the Fund’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$87	$21,227	$18,763	$2,551	$49

During the year ended October 31, 2018, the Adviser reimbursed the Fund $2,881 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale

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of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$18,395,569		$13,240,697
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$39,380,814

Gross unrealized appreciation	$2,074,664
Gross unrealized depreciation	(1,459,013)

Net unrealized appreciation	$615,651

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

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shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2019, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the

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exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on futures date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2019, the Fund held purchased options for hedging and non-hedging purposes.

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During the year ended December 31, 2019, the Fund held written options for hedging and non-hedging purposes.

During the year ended December 31, 2019, the Fund held purchased swaptions for non-hedging purposes.

During the year ended December 31, 2019, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized

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gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount. In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities

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the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2019, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

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Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2019, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended December 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,288	*	Receivable/Payable for variation margin on futures	$18,430	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	219,386	*	Receivable/Payable for variation margin on centrally cleared swaps	230,158	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,308		Unrealized depreciation on forward currency exchange contracts	52,680

Credit contracts	Market value of credit default swaps	57,854		Market value of credit default swaps	46,770

Credit contracts	Unrealized appreciation on total return swaps	1,112		Unrealized depreciation on total return swaps	2,320

Credit contracts	Receivable for variation margin on centrally cleared swaps	53,158	*	Payable for variation margin on centrally cleared swaps	485	*

Equity contracts	Receivable/Payable for variation margin on futures	1,696	*

Total		$341,802			$350,843

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$95,139	$(59,149)

Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	18,978	(42,523)

Foreign currency contracts	Net realized gain/(loss) on Forward currency exchange contracts; Net change in unrealized appreciation/ depreciation on forward currency exchange contracts	113,021	(70,196)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(889)	2,989

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	274,180	110,830

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	10,155	(3,363)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	8,143	7,228

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(3,003)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$972	$	– 0	–

Total		$516,696		$(54,184)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended December 31, 2019.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$205,917
Average notional amount of sale contracts	$1,783,552
Centrally Cleared Interest Rate Swaps
Average notional amount	$13,207,000
Credit Default Swaps:
Average notional amount of buy contracts	$557,786
Average notional amount of sale contracts	$867,020
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$416,536
Average principal amount of sale contracts	$2,764,769
Futures:
Average notional amount of buy contracts	$2,073,240
Average notional amount of sale contracts	$622,004
Total Return Swaps:
Average notional amount	$1,552,193
Options Written:
Average notional amount	$255,000	(a)
Purchased Options:
Average notional amount	$232,500	(a)
Purchased Swaptions:
Average notional amount	$1,493,000	(b)
Swaptions Written:
Average notional amount	$1,493,000	(b)

(a)	Positions were open for three months during the reporting period.

(b)	Positions were open for one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/

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pledged by the Fund as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$10,452	$	– 0	–	$	– 0	–	$	– 0	–	$10,452
Brown Brothers Harriman & Co.	4,691		(4,691)			– 0	–		– 0	–	– 0	–
Citibank, NA.	1,777		(1,643)			– 0	–		– 0	–	134
Credit Suisse International	33,479		(11,012)			– 0	–		– 0	–	22,467
Deutsche Bank AG	188		(188)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	14,687		(14,687)			– 0	–		– 0	–	– 0	–

Total	$65,274		$(32,221)		$	– 0	–	$	– 0	–	$33,053	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$2,169	$	– 0	–		$–0 –		$	– 0	–	$2,169
Brown Brothers Harriman & Co.	14,469		(4,691)			– 0 –			– 0	–	9,778
Citibank, NA.	1,643		(1,643)			– 0 –			– 0	–	– 0	–
Credit Suisse International	11,012		(11,012)			– 0 –			– 0	–	– 0	–
Deutsche Bank AG	20,876		(188)			– 0 –			– 0	–	20,688
Goldman Sachs International	19,185		(14,687)			– 0 –			– 0	–	4,498
JPMorgan Chase Bank, NA.	2,320		– 0	–		– 0 –			– 0	–	2,320
Royal Bank of Scotland PLC.	30,096		– 0	–		– 0 –			– 0	–	30,096

Total	$101,770		$(32,221)		$	– 0 –		$	– 0	–	$69,549	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of December 31, 2019, the Fund had the following unfunded loan commitment which could be extended at the option of borrower pursuant to the respective loan agreement. The unrealized appreciation on such loan was $50.

Borrower	Unfunded Loan Participation Commitment	Funded
Motion Acquisition Limited Facility B2 (USD)	$3,890	$	– 0	–

As of December 31, 2019, the Fund had no bridge loan commitments outstanding.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended December 31, 2019, the Fund received no commitment fees.

During the year ended December 31, 2019, the Fund received no additional funding fees.

NOTE D

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	Year Ended December 31, 2019		November 1, 2018 to December 31, 2018(a)		Year Ended October 31, 2018	Year Ended December 31, 2019			November 1, 2018 to December 31, 2018(a)			Year Ended October 31, 2018

Class A*
Shares sold	– 0	–	– 0	–	80,300	$	– 0	–	$	– 0	–	$773,372

Shares issued in reinvestment of dividends	– 0	–	– 0	–	4,572		– 0	–		– 0	–	44,190

Shares converted to Advisor Class	– 0	–	– 0	–	(327,609)		– 0	–		– 0	–	(3,130,897)

Shares redeemed	– 0	–	– 0	–	(287,805)		– 0	–		– 0	–	(2,784,633)

Net decrease	– 0	–	– 0	–	(530,542)	$	– 0	–	$	– 0	–	$(5,097,968)

Class C*
Shares sold	– 0	–	– 0	–	8,025	$	– 0	–	$	– 0	–	$77,391

Shares issued in reinvestment of dividends	– 0	–	– 0	–	134		– 0	–		– 0	–	1,301

Shares converted to Advisor Class	– 0	–	– 0	–	(101,817)		– 0	–		– 0	–	(973,623)

Shares redeemed	– 0	–	– 0	–	(10,994)		– 0	–		– 0	–	(105,962)

Net decrease	– 0	–	– 0	–	(104,652)	$	– 0	–	$	– 0	–	$(1,000,893)

Advisor Class
Shares sold	1,524,045		371,197		2,150,314		$14,445,357			$3,479,652		$20,535,226

Shares converted from:
Class A	– 0	–	– 0	–	327,383		– 0	–		– 0	–	3,130,897
Class C	– 0	–	– 0	–	101,807		– 0	–		– 0	–	973,623
Class R	– 0	–	– 0	–	4,192		– 0	–		– 0	–	40,092
Class I	– 0	–	– 0	–	1,800,976		– 0	–		– 0	–	17,223,455
Class Z	– 0	–	– 0	–	43,624		– 0	–		– 0	–	417,196

Shares issued in reinvestment of dividends	88,873		20,649		37,893		846,590			184,654		360,732

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Year Ended December 31, 2019	November 1, 2018 to December 31, 2018(a)	Year Ended October 31, 2018	Year Ended December 31, 2019	November 1, 2018 to December 31, 2018(a)	Year Ended October 31, 2018
Shares redeemed	(867,925)	(592,586)	(1,266,839)	$(8,250,021)	$(5,431,858)	$(12,085,551)

Net increase (decrease)	744,993	(200,740)	3,199,350	$7,041,926	$(1,767,552)	$30,595,670

Class R*
Shares sold	– 0	–	– 0	–	689	$	– 0	–	$	– 0	–	$6,677

Shares issued in reinvestment of dividends	– 0	–	– 0	–	37	– 0	–	– 0	–	356

Shares converted to Advisor Class	– 0	–	– 0	–	(4,194)	– 0	–	– 0	–	(40,092)

Shares redeemed	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net decrease	– 0	–	– 0	–	(3,468)	$	– 0	–	$	– 0	–	$(33,059)

Class K
Shares sold	– 0	–	– 0	–	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–

Shares redeemed	– 0	–	– 0	–	(1,002)	– 0	–	– 0	–	(9,526)

Net decrease	– 0	–	– 0	–	(1,002)	$	– 0	–	$	– 0	–	$(9,526)

Class I*
Shares sold	– 0	–	– 0	–	17,953	$	– 0	–	$	– 0	–	$174,977

Shares issued in reinvestment of dividends	– 0	–	– 0	–	121	– 0	–	– 0	–	1,168

Shares converted to Advisor Class	– 0	–	– 0	–	(1,801,240)	– 0	–	– 0	–	(17,223,455)

Shares redeemed	– 0	–	– 0	–	(18,194)	– 0	–	– 0	–	(176,546)

Net decrease	– 0	–	– 0	–	(1,801,360)	$	– 0	–	$	– 0	–	$(17,223,856)

Class Z*
Shares sold	– 0	–	– 0	–	23,116	$	– 0	–	$	– 0	–	$223,599

Shares issued in reinvestment of dividends	– 0	–	– 0	–	737	– 0	–	– 0	–	7,117

Shares converted to Advisor Class	– 0	–	– 0	–	(43,670)	– 0	–	– 0	–	(417,196)

Shares redeemed	– 0	–	– 0	–	(31,611)	– 0	–	– 0	–	(303,465)

Net decrease	– 0	–	– 0	–	(51,428)	$	– 0	–	$	– 0	–	$(489,945)

(a)	The Fund changed its fiscal year end from October 31 to December 31.

*	Converted to Advisor Class on February 26, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019, the Adviser owned 43% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult

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to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 2019.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2019, period ended December 31, 2018 and year ended October 31, 2018 were as follows:

	December 2019	December 2018	October 2018
Distributions paid from:
Ordinary income	$2,205,237	$485,472	$1,565,744

Total taxable distributions paid	$2,205,237	$485,472	$1,565,744

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$64,076
Accumulated capital and other losses	(9,989,755	)(a)
Unrealized appreciation/(depreciation)	616,346	(b)

Total accumulated earnings/(deficit)	$(9,309,333	)(c)

(a)	As of December 31, 2019, the Fund had a net capital loss carryforward of $9,989,755.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Fund had a net short-term capital loss carryforward of $5,673,049 and a net long-term capital loss carryforward of $4,316,706, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of grantor trusts resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable

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Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended December 31, 2019		November 1, 2018 to December 31, 2018(a)		Year Ended October 31,				September 1, 2016 to October 31, 2016(b)		July 26, 2016(c) to August 31, 2016
					2018		2017

Net asset value, beginning of period	$ 8.90		$ 9.36		$ 9.71		$ 9.46		$ 9.44		$ 9.36

Income From Investment Operations

Net investment income(d)(e)	.52		.09		.50		.49		.08	#	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77		(.41)		(.37)		.24		.01		.08	‡

Contributions from Affiliates	– 0	–	– 0	–	.00	(f)	.00	(f)	– 0	–	– 0	–

Net increase in net asset value from operations	1.29		(.32)		.13		.73		.09		.13

Less: Dividends and Distributions

Dividends from net investment income	(.56)		(.14)		(.48)		(.43)		(.07)		(.05)
Return of capital	– 0	–	– 0	–	– 0	–	(.05)		– 0	–	– 0	–

Total dividends and distributions	(.56)		(.14)		(.48)		(.48)		(.07)		(.05)

Net asset value, end of period	$ 9.63		$ 8.90		$ 9.36		$ 9.71		$ 9.46		$ 9.44

Total Return

Total investment return based on net asset value(g)*	14.77	%+	(3.45	) %	1.32	%**	7.89	%+	.94	%+#	1.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,218		$30,509		$33,990		$4,185		$2,733		$2,063

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(i)†	.29	%++	.29	%^++	.33	%(h)	.71	%(h)	.78	%^	.81	%(h)^

Expenses, before waivers/reimbursements(i)†	1.84	%++	3.25	%^++	2.56	%(h)	2.49	%(h)	3.18	%^	2.41	%(h)^

Net investment income(e)	5.45%		5.73	%^	5.20%		5.11%		4.90	%^#	5.30	%^

Portfolio turnover rate	40%		5%		75%		65%		9%		44%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%		.01	%^	.01%		.01%		.02	%^	.00	%^

See footnote summary on page 93.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Fund changed its fiscal year end from October 31 to December 31.

(b)	The Fund changed its fiscal year end from August 31 to October 31.

(c)	Inception date.

(d)	Based on average shares outstanding.

(e)	Net of expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(h)	The expense ratios presented below exclude interest expense:

	Year Ended December 31, 2019	November 1, 2018 to December 31, 2018(a)	Year Ended		September 1, 2016 to October 31, 2016(b)	July 26, 2016(c) to August 31, 2016
			October 31, 2018	October 31, 2017
Advisor Class
Net of waivers/ reimbursements	N/A	N/A	.31%	.70%	N/A	.80	%^
Before waivers/ reimbursements	N/A	N/A	2.54%	2.54%	N/A	2.40	%^

(i)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, period ended December 31, 2018, years ended October 31, 2018, October 31, 2017 and period ended October 31, 2016, such waivers amounted to .01% , .01% (annualized), .01%, .01% and .02% (annualized), respectively.

‡

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019, October 31, 2018, October 31, 2017 and August 31, 2016 by .01%, .03%, .07% and .02%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

See notes to financial statements

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee High Yield Portfolio, formerly known as AB High Yield Portfolio (the “Fund”), (one of the portfolios constituting the AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from November 1, 2018 through December 31, 2018 and the year ended October 31, 2018, the financial highlights for the year then ended, the period from November 1, 2018 through December 31, 2018, each of the two years in the period ended October 31, 2018, the period from September 1, 2016 through October 31, 2016 and the period from July 26, 2016 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the AB Bond Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period from November 1, 2018 through December 31, 2018 and the year ended October 31, 2018, and its financial highlights for the year then ended, the period from November 1, 2018 to December 31, 2018, each of the two years in the period ended October 31, 2018, the period from September 1, 2016 through October 31, 2016 and the period from July 26, 2016 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2020

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2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the calendar year ended December 31, 2019. For foreign shareholders, 61.32% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez* Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President William Smith(2), Vice President Jacqueline Pincus(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld and Smith and Ms. Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee when he joins the Board on January 1, 2020.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 59 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.# Chairman of the Board 78 (2014)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi- conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

Michael J. Downey,# 76 (2014)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 71 (2014)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 67 (2014)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	91	None

Earl D. Weiner,# 80 (2014)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee when he joins the Board on January 1, 2020.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head of Fixed-Income.

Jacqueline Pincus 33	Vice President	Vice President of the Adviser**, with which she has been associated since 2015.

William Smith 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015. He is a member of the US High Yield, High Income, Short Duration High Yield and European High Yield portfolio-management teams.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2015.

Stephen M. Woetzel 48	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB 1 (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM High Yield Portfolio (formerly named AB High Yield Portfolio) (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment) and considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The directors did not identify any

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particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the performance-based advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

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profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of

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advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation

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of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset levels (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

110 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 111

NOTES

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NOTES

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 113

NOTES

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NOTES

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 115

NOTES

116 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

AB FLEXFEE HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFHY-0151-1219

DEC    12.31.19

ANNUAL REPORT

AB FLEXFEETM INTERNATIONAL BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee International Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 1

ANNUAL REPORT

February 14, 2020

This report provides management’s discussion of fund performance for AB FlexFee International Bond Portfolio for the annual reporting period ended December 31, 2019.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF DECEMBER 31, 2019 (unaudited)

	6 Months	12 Months

AB FLEXFEE INTERNATIONAL BOND PORTFOLIO

Advisor Class Shares	1.52%	6.78%

Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged)	1.69%	7.57%

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged), for the six- and 12-month periods ended December 31, 2019.

The Fund underperformed the benchmark for both periods. The Fund’s performance-based advisory fee was accrued at its minimum rate for the performance period from January 1, 2019 through December 31, 2019.

In the 12-month period, currency investments were the primary detractors, relative to the benchmark, as losses from long positions in the Brazilian real, South Korean won and Polish zloty outweighed gains from a short in the Swiss franc and a long position in the yen. Security selection contributed to performance, as gains from positions in eurozone investment-grade corporates, treasuries and high yield exceeded losses from Canadian local-government provincial bonds. Sector allocation also added to returns, the result of exposure to US corporates (both investment-grade and high-yield) that exceeded losses among US agency risk-sharing transactions and commercial mortgage-backed securities. Country and yield-curve positioning did not have a meaningful impact on overall performance.

In the six-month period, currency investments were the primary detractors, as losses from long positions in the South Korean won, Brazilian real and Turkish lira outweighed gains from short positions in the euro and Swiss franc. Security selection contributed because of positions in eurozone treasuries and corporates (both investment-grade and high-yield). Sector allocations to US investment-grade and high-yield corporate bonds also added to returns. Country and yield-curve positioning did not have a meaningful impact on overall performance.

2 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or to actively manage yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to achieve active exposure. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Variance swaps were used to hedge corporate credit risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income markets performed strongly over the 12-month period ended December 31, 2019. The US Federal Reserve lowered interest rates three times beginning in July, and increased its balance sheet (i.e., purchased assets) later in the period to manage liquidity in the repurchase agreement market, effectively capping short-term rates. The European Central Bank reduced rates to a record low in September and announced the resumption of quantitative easing (i.e., purchasing government securities to encourage lending and investment). The Bank of Japan issued guidance for the continuation of low rates and the government implemented a significant fiscal stimulus program in December. Central bankers in numerous other developed and emerging markets lowered interest rates and signaled potential fiscal stimulus measures to boost economic growth. Investor confidence increased after the announcement of a partial US-China phase-one trade agreement and indications that the UK would leave the European Union with a clear path for Brexit.

Long-dated developed-market treasuries were strong performers, given their interest-rate sensitivity, despite the increase in yields since September. Investment-grade, high-yield and emerging-market sovereign debt all posted solid returns as credit spreads tightened. The US dollar was persistently firm as a safe haven currency until the fourth quarter, when renewed optimism led investors to increase growth (risk) investments. Overall, the US dollar was mixed relative to developed- and emerging-market currencies, gaining versus the euro and Latin American currencies, while falling against the pound, Swiss franc and yen. Inflation remained below target in most developed countries and fell in emerging markets, even as oil prices rebounded.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize a core fixed-income strategy with a global ex-US, multi-sector approach, and continues to pursue an attractive risk/return profile by managing currency exposure. The Team invests in investment-grade fixed-income securities, including US dollar- and local currency-denominated debt securities, as well as select below investment-grade securities (“junk bonds”).

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities of non-US companies and governments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities and related derivatives. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries other than the United States. The Fund invests in a broad range of fixed-income securities in both developed and emerging markets and across all fixed-income sectors, including non-US government and corporate debt securities. Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund’s investments may be denominated in local currency or be US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may at times invest in mortgage-related securities.

The Adviser selects securities for purchase or sale by the Fund based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Adviser seeks to actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

In order to reduce the Fund’s volatility, the Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure to the US dollar through the use of foreign currency forward contracts and similar derivatives, although it will not be required to do so. The Fund may take a long position in one currency and a short position in another when it believes that the first currency will appreciate relative to the other.

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(continued on next page)

The Fund expects to use derivatives, such as options, futures contracts, forwards or swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts to gain exposure to the fixed-income markets and, as noted above, may use currency derivatives to hedge foreign currency exposure.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate ex-USD Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, excluding the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Mortgage-Related Securities Risk: Investments in mortgage-related securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers may be subject to other risks, such as higher rates of default in the mortgages or risks associated with the nature and servicing of mortgages backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

6/28/20171 TO 12/31/2019

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee International Bond Portfolio Advisor Class shares (from 6/28/20171 to 12/31/2019) as compared to the performance of the Fund’s benchmark.

1	Inception date: 6/28/2017.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES[1]

1 Year	6.78%	6.78%

Since Inception[2]	3.96%	3.96%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

ADVISOR CLASS SHARES

1 Year	6.78%

Since Inception[2]	3.96%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 1.11% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions wand other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before April 30, 2020. Any fees waived and expenses borne by the Adviser through December 31, 2018 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed these expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 6/28/2017.

10 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,015.20	$1.02	0.20%
Hypothetical**	$1,000	$1,024.20	$1.02	0.20%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $48.3

1

All data are as of December 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.8% or less in the following types: Asset-Backed Securities, Bank Loans, Emerging Markets–Corporate Bonds, Emerging Markets–Sovereigns, Emerging Markets–Treasuries and Options Purchased – Puts.

2

All data are as of December 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following: Australia, Belgium, Brazil, Denmark, Finland, Germany, Indonesia, Ireland, Mexico, Nigeria, Norway, Russia, Singapore, South Africa, South Korea, Supranational and Turkey.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

December 31, 2019

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 44.2%
Australia – 0.7%
Australia Government Bond Series 154 2.75%, 11/21/29(a)	AUD	459	$363,002

Austria – 3.1%
Republic of Austria Government Bond 0.50%, 2/20/29(a)	EUR	1,194	1,398,272
0.75%, 10/20/26(a)		40	47,768
2.40%, 5/23/34(a)		45	64,980

			1,511,020

Belgium – 0.6%
Kingdom of Belgium Government Bond Series 85 0.80%, 6/22/28(a)		235	281,457

Finland – 1.0%
Finland Government Bond 0.50%, 9/15/29(a)		409	478,988

France – 3.1%
French Republic Government Bond OAT 1.25%, 5/25/34(a)		175	219,259
1.50%, 5/25/50(a)		477	617,045
1.75%, 6/25/39(a)		475	644,232

			1,480,536

Indonesia – 0.6%
Indonesia Treasury Bond Series FR68 8.375%, 3/15/34	IDR	4,089,000	317,223

Ireland – 0.7%
Ireland Government Bond 1.00%, 5/15/26(a)	EUR	278	333,971

Italy – 5.0%
Italy Buoni Poliennali Del Tesoro 2.45%, 9/01/33(a)		315	384,750
3.35%, 3/01/35(a)		919	1,230,125
3.85%, 9/01/49(a)		241	350,699
4.50%, 5/01/23		340	434,539

			2,400,113

Japan – 10.3%
Japan Government Ten Year Bond Series 356 0.10%, 9/20/29	JPY	41,750	388,914

14 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Japan Government Thirty Year Bond Series 62 0.50%, 3/20/49	JPY	36,550	$345,087
Series 63 0.40%, 6/20/49		56,650	520,685
Japan Government Twenty Year Bond Series 143 1.60%, 3/20/33		42,450	468,254
Series 144 1.50%, 3/20/33		34,350	374,342
Series 150 1.40%, 9/20/34		126,300	1,377,369
Series 158 0.50%, 9/20/36		73,300	708,387
Series 159 0.60%, 12/20/36		28,450	278,948
Series 169 0.30%, 6/20/39		54,500	504,367

			4,966,353

Malaysia – 3.3%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	127	32,266
Series 0119 3.906%, 7/15/26		626	158,457
Series 0217 4.059%, 9/30/24		127	32,140
Series 0218 3.757%, 4/20/23		233	58,031
Series 0219 3.885%, 8/15/29		2,008	513,606
Series 0310 4.498%, 4/15/30		796	211,026
Series 0313 3.48%, 3/15/23		1,830	451,874
Series 0316 3.90%, 11/30/26		584	147,578

			1,604,978

Mexico – 1.0%
Mexican Bonos Series M 20 7.50%, 6/03/27	MXN	9,222	505,508

Netherlands – 5.0%
Netherlands Government Bond Zero Coupon, 1/15/24(a)	EUR	1,025	1,171,699

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

0.25%, 7/15/29(a)	EUR	265	$306,173
0.75%, 7/15/27(a)		771	927,626

			2,405,498

Russia – 1.3%
Russian Federal Bond - OFZ Series 6212 7.05%, 1/19/28	RUB	8,290	141,067
Series 6215 7.00%, 8/16/23		12,200	204,539
Series 6222 7.10%, 10/16/24		4,023	67,861
Series 6227 7.40%, 7/17/24		12,661	215,456

			628,923

Singapore – 0.2%
Singapore Government Bond 3.375%, 9/01/33	SGD	90	78,915

Spain – 4.3%
Spain Government Bond 1.95%, 4/30/26(a)	EUR	233	291,672
2.35%, 7/30/33(a)		389	527,815
2.90%, 10/31/46(a)		10	15,324
4.20%, 1/31/37(a)		150	256,813
4.40%, 10/31/23(a)		755	995,308

			2,086,932

United Kingdom – 4.0%
United Kingdom Gilt 1.00%, 4/22/24(a)	GBP	53	72,048
1.50%, 7/22/47(a)		14	19,302
1.75%, 9/07/37(a)		746	1,069,620
3.25%, 1/22/44(a)		42	77,573
4.25%, 12/07/40(a)		91	186,320
4.50%, 12/07/42(a)		227	491,290

			1,916,153

Total Governments – Treasuries (cost $20,601,398)			21,359,570

CORPORATES – INVESTMENT GRADE – 17.4%
Financial Institutions – 10.0%
Banking – 6.9%
Bank of America Corp. Series B 8.05%, 6/15/27	U.S.$	152	197,707

16 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series DD 6.30%, 3/10/26(b)	U.S.$	29	$33,619
Series Z 6.50%, 10/23/24(b)		49	55,621
Bank of Scotland PLC 9.375%, 5/15/21(a)	GBP	90	131,779
Barclays PLC 2.375%, 10/06/23(a)		100	134,904
2.625%, 11/11/25(a)	EUR	100	114,216
BNP Paribas SA 3.375%, 1/23/26(a)	GBP	170	245,642
Capital One Financial Corp. 1.65%, 6/12/29	EUR	145	168,838
Commonwealth Bank of Australia 4.50%, 12/09/25(a)	U.S.$	230	249,472
Credit Agricole SA 3.00%, 2/02/25	EUR	135	165,947
Credit Suisse Group AG 2.125%, 9/12/25(a)	GBP	100	134,526
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 8/08/25(a)		100	139,215
Goldman Sachs Group, Inc. (The) 4.25%, 1/29/26(a)		100	149,766
HSBC Bank Capital Funding Sterling 2 LP 5.862%, 4/07/20(b)		91	121,927
HSBC Holdings PLC Series E 4.75%, 7/04/29(a)(b)	EUR	230	290,633
ING Groep NV 3.00%, 2/18/26(a)	GBP	100	141,458
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)	U.S.$	200	201,983
JPMorgan Chase & Co. Series FF 5.00%, 8/01/24(b)		85	88,869
Morgan Stanley 1.875%, 3/30/23	EUR	100	118,552
Series G 1.75%, 3/11/24		100	119,159
Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	110	118,915
UBS Group AG 7.125%, 8/10/21(a)(b)		200	211,999

			3,334,747

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Synchrony Financial
3.95%, 12/01/27	U.S.$	20	$21,068
4.50%, 7/23/25		81	87,547

			108,615

Insurance – 2.6%
ASR Nederland NV 5.125%, 9/29/45(a)	EUR	110	148,030
Assicurazioni Generali SpA Series E 5.50%, 10/27/47(a)		112	154,510
Centene Corp.
4.25%, 12/15/27(a)	U.S.$	16	16,477
4.625%, 12/15/29(a)		21	22,115
Chubb INA Holdings, Inc.
0.30%, 12/15/24	EUR	100	112,101
0.875%, 6/15/27		125	142,894
CNP Assurances 4.25%, 6/05/45(a)		100	130,781
Credit Agricole Assurances SA 4.75%, 9/27/48(a)		100	138,000
MetLife Capital Trust IV 7.875%, 12/15/37(a)	U.S.$	100	133,500
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 5/26/49(a)	EUR	100	130,864
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	45	76,754
Voya Financial, Inc. 5.65%, 5/15/53		70	74,483

			1,280,509

REITS – 0.3%
Spirit Realty LP 4.45%, 9/15/26		3	3,227
VEREIT Operating Partnership LP 4.60%, 2/06/24		7	7,572
WPC Eurobond BV 2.125%, 4/15/27	EUR	110	130,509

			141,308

			4,865,179

Industrial – 7.4%
Basic – 0.3%
Glencore Finance Europe Ltd. 1.875%, 9/13/23(a)		100	117,200
Glencore Funding LLC 4.625%, 4/29/24(a)	U.S.$	10	10,681

			127,881

18 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
General Electric Co. 0.875%, 5/17/25	EUR	110	$124,039
United Technologies Corp. 1.15%, 5/18/24		105	121,966

			246,005

Communications - Media – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	U.S.$	90	99,196
Fox Corp. 4.709%, 1/25/29(a)		115	131,234
ViacomCBS, Inc. 3.70%, 6/01/28		15	15,723

			246,153

Communications - Telecommunications – 0.6%
AT&T, Inc. 5.50%, 3/15/27(a)	GBP	100	162,909
Bell Canada, Inc. Series M-26 3.35%, 3/22/23	CAD	45	35,594
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	59	90,736

			289,239

Consumer Cyclical - Automotive – 0.3%
General Motors Financial Co., Inc. 5.10%, 1/17/24		69	74,902
Volkswagen Leasing GmbH 2.625%, 1/15/24(a)	EUR	55	66,866

			141,768

Consumer Cyclical - Entertainment – 0.3%
Carnival PLC 1.00%, 10/28/29		110	122,129

Consumer Non-Cyclical – 3.2%
AbbVie, Inc. 2.95%, 11/21/26(a)	U.S.$	97	98,631
Allergan Funding SCS 2.625%, 11/15/28	EUR	135	174,412
Altria Group, Inc. 1.70%, 6/15/25		140	163,187
Amgen, Inc. 4.663%, 6/15/51	U.S.$	65	76,521
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		60	77,958

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Baxter International, Inc. 0.40%, 5/15/24	EUR	130	$147,883
DH Europe Finance II SARL 0.45%, 3/18/28		175	193,961
Kraft Heinz Foods Co. 3.75%, 4/01/30(a)	U.S.$	114	117,510
3.95%, 7/15/25		27	28,481
Medtronic Global Holdings SCA 1.125%, 3/07/27	EUR	125	147,271
Mylan NV 3.95%, 6/15/26	U.S.$	140	145,571
Reynolds American, Inc. 4.45%, 6/12/25		45	48,460
Unilever PLC 1.50%, 7/22/26(a)	GBP	100	133,656

			1,553,502

Energy – 0.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47	U.S.$	75	77,101
BG Energy Capital PLC 5.125%, 12/01/25(a)	GBP	75	120,331
Energy Transfer Operating LP 4.25%, 3/15/23	U.S.$	6	6,260
Hess Corp. 4.30%, 4/01/27		10	10,647
Husky Energy, Inc. 4.40%, 4/15/29		5	5,390
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24	U.S.$	20	20,634
Southern Star Central Corp. 5.125%, 7/15/22(a)		10	10,099

			250,462

Services – 0.0%
eBay, Inc. 3.60%, 6/05/27		16	16,743

Technology – 1.2%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27		10	10,389
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		45	51,955
Fidelity National Information Services, Inc. 0.625%, 12/03/25	EUR	100	112,924
1.50%, 5/21/27		105	124,538

20 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Fiserv, Inc. 1.125%, 7/01/27	EUR	105	$121,243
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, 6/18/26(a)	U.S.$	52	54,875
Seagate HDD Cayman 4.75%, 1/01/25		5	5,328
4.875%, 3/01/24		80	85,100

			566,352

			3,560,234

Total Corporates – Investment Grade (cost $8,162,735)			8,425,413

QUASI-SOVEREIGNS – 6.2%
Quasi-Sovereign Bonds – 6.2%
China – 5.8%
China Development Bank Series 1903 3.30%, 2/01/24	CNY	400	57,275
Series 1904 3.68%, 2/26/26		19,130	2,759,302

			2,816,577

South Korea – 0.4%
Export-Import Bank of Korea 3.70%, 2/19/21(a)	AUD	270	194,150

Total Quasi-Sovereigns (cost $2,971,173)			3,010,727

GOVERNMENTS – SOVEREIGN AGENCIES – 4.9%
Canada – 4.9%
Canada Housing Trust No. 1 1.95%, 12/15/25(a)	CAD	980	752,198
1.80%, 12/15/24(a)		2,095	1,600,099

Total Governments – Sovereign Agencies (cost $2,344,344)			2,352,297

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.8%
Risk Share Floating Rate – 4.8%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.142% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)	U.S.$	150	150,225
Series 2019-1A, Class M1B 3.542% (LIBOR 1 Month + 1.75%), 3/25/29(a)(c)		150	149,648

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Connecticut Avenue Securities Trust Series 2019-R05, Class 1M2 3.792% (LIBOR 1 Month + 2.00%), 7/25/39(a)(c)	U.S.$	53	$53,582
Series 2019-R06, Class 2M2 3.892% (LIBOR 1 Month + 2.10%), 9/25/39(a)(c)		70	70,588
Series 2019-R07, Class 1M2 3.892% (LIBOR 1 Month + 2.10%), 10/25/39(a)(c)		40	40,295
Eagle RE Ltd. Series 2018-1, Class M1 3.492% (LIBOR 1 Month + 1.70%), 11/25/28(a)(c)		109	109,093
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 3.842% (LIBOR 1 Month + 2.05%), 7/25/49(a)(c)		20	20,539
Series 2019-DNA4, Class M2 3.658% (LIBOR 1 Month + 1.95%), 10/25/49(a)(c)		35	35,000
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 6.442% (LIBOR 1 Month + 4.65%), 10/25/28(c)		327	351,682
Series 2016-HQA2, Class M3 6.942% (LIBOR 1 Month + 5.15%), 11/25/28(c)		250	273,230
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 5.792% (LIBOR 1 Month + 4.00%), 5/25/25(c)		168	178,370
Series 2015-C02, Class 2M2 5.792% (LIBOR 1 Month + 4.00%), 5/25/25(c)		44	46,079
Series 2015-C04, Class 2M2 7.342% (LIBOR 1 Month + 5.55%), 4/25/28(c)		195	208,259
Series 2016-C01, Class 1M2 8.542% (LIBOR 1 Month + 6.75%), 8/25/28(c)		81	89,666
Series 2016-C05, Class 2M2 6.242% (LIBOR 1 Month + 4.45%), 1/25/29(c)		292	308,055
Series 2017-C01, Class 1M2 5.342% (LIBOR 1 Month + 3.55%), 7/25/29(c)		85	89,954

22 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.70% (LIBOR 1 Month + 2.00%), 3/27/24(c)(d)	U.S.$	149	$149,327

Total Collateralized Mortgage Obligations (cost $2,334,592)			2,323,592

COVERED BONDS – 4.6%
Australia & New Zealand Banking Group Ltd. 3.625%, 7/18/22(a)	EUR	100	123,177
Credit Suisse AG/Guernsey 0.75%, 9/17/21(a)		160	182,586
Danske Bank A/S 0.125%, 2/14/22(a)		160	180,926
DNB Boligkreditt AS 2.75%, 3/21/22(a)		145	173,579
National Bank of Canada 1.50%, 3/25/21(a)		100	114,668
Nationwide Building Society 4.375%, 2/28/22(a)		250	308,080
Nordea Hypotek AB Series 5534 1.00%, 9/18/24(a)	SEK	2,200	239,819
Santander UK PLC 4.25%, 4/12/21(a)	EUR	250	296,591
Stadshypotek AB 0.625%, 11/10/21(a)		260	296,748
Swedbank Hypotek AB Series 194 1.00%, 9/18/24(a)	SEK	900	98,083
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(a)	EUR	100	112,905
UBS AG/London 4.00%, 4/08/22(a)		75	92,212

Total Covered Bonds (cost $2,249,915)			2,219,374

INFLATION-LINKED SECURITIES – 4.2%
Japan – 4.2%
Japanese Government CPI Linked Bond
Series 20 0.10%, 3/10/25	JPY	12,445	116,653
Series 21 0.10%, 3/10/26		160,403	1,508,738
Series 23 0.10%, 3/10/28		41,934	397,134

Total Inflation-Linked Securities (cost $1,963,544)			2,022,525

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 2.5%
Canada – 2.5%
Province of British Columbia Canada Series T 9.00%, 8/23/24	CAD	672	$676,014
Province of Manitoba Canada 3.85%, 12/01/21		345	275,585
Province of Ontario Canada 3.15%, 6/02/22		316	250,636

Total Local Governments – Provincial Bonds (cost $1,191,868)			1,202,235

CORPORATES – NON-INVESTMENT GRADE – 2.4%
Industrial – 1.6%
Basic – 0.4%
Sealed Air Corp. 4.00%, 12/01/27(a)	U.S.$	50	50,709
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(a)	EUR	100	123,341

			174,050

Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)	U.S.$	59	63,973

Consumer Cyclical - Automotive – 0.5%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	100	117,340
Tenneco, Inc. 5.00%, 7/15/24(a)		100	116,031

			233,371

Consumer Non-Cyclical – 0.6%
Grifols SA 1.625%, 2/15/25(a)		110	125,725
Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	150	116,850
Spectrum Brands, Inc. 5.75%, 7/15/25	U.S.$	62	64,886

			307,461

			778,855

Financial Institutions – 0.8%
Banking – 0.5%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 3/05/25(b)		200	212,083

24 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series L 5.785%, 1/31/20(b)	U.S.$	31	$31,212
Series P 5.00%, 11/10/22(b)		24	24,237

			267,532

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21		45	47,589

REITS – 0.2%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(a)		69	77,108

			392,229

Total Corporates – Non-Investment Grade (cost $1,135,109)			1,171,084

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.3%
Non-Agency Fixed Rate CMBS – 0.7%
Commercial Mortgage Trust Series 2012-CR5, Class E 4.318%, 12/10/45(a)		100	97,603
Series 2013-CR10, Class A4 4.21%, 8/10/46		200	212,878
GS Mortgage Securities Trust Series 2013-GC12, Class C 4.179%, 6/10/46		20	20,336

			330,817

Non-Agency Floating Rate CMBS – 0.6%
BFLD Trust Series 2019-DPLO, Class D 3.58% (LIBOR 1 Month + 1.84%), 10/15/34(a)(c)		28	27,957
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 2.94% (LIBOR 1 Month + 1.20%), 6/15/38(a)(c)		165	164,948
Invitation Homes Trust Series 2018-SFR4, Class E 3.687% (LIBOR 1 Month + 1.95%), 1/17/38(a)(c)		115	115,000

			307,905

Total Commercial Mortgage-Backed Securities (cost $638,924)			638,722

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 1.2%
Germany – 0.6%
Kreditanstalt fuer Wiederaufbau Zero Coupon, 5/25/21(a)	EUR	251	$283,357

Indonesia – 0.6%
Indonesia Government International Bond 5.875%, 1/15/24(a)	U.S.$	250	282,969

Total Governments – Sovereign Bonds (cost $547,299)			566,326

SUPRANATIONALS – 1.1%
Supranational – 1.1%
European Investment Bank 1.25%, 5/12/25(a)	SEK	4,130	458,574
4.75%, 8/07/24(a)	AUD	119	95,693

Total Supranationals (cost $557,247)			554,267

LOCAL GOVERNMENTS – REGIONAL BONDS – 1.0%
Sweden – 1.0%
Kommuninvest I Sverige AB Series 2410 1.00%, 10/02/24(a) (cost $466,764)	SEK	4,220	462,867

EMERGING MARKETS – TREASURIES – 0.8%
South Africa – 0.8%
Republic of South Africa Government Bond Series 2030 8.00%, 1/31/30	ZAR	5,100	339,556
Series 2048 8.75%, 2/28/48		612	38,264

Total Emerging Markets – Treasuries (cost $350,547)			377,820

EMERGING MARKETS – SOVEREIGNS – 0.7%
Brazil – 0.5%
Brazilian Government International Bond 4.625%, 1/13/28	U.S.$	200	215,250

26 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nigeria – 0.2%
Nigeria Government International Bond 5.625%, 6/27/22	U.S.$	95	$98,978

Total Emerging Markets – Sovereigns (cost $293,109)			314,228

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.2%
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 2/25/27(a) (cost $115,000)		115	117,214

BANK LOANS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
athenahealth, Inc. 6.401% (LIBOR 3 Month + 4.50%), 2/11/26(e)		66	66,566
Regionalcare Hospital Partners Holdings, Inc. 6.202% (LIBOR 1 Month + 4.50%), 11/16/25(e)		50	49,985

Total Bank Loans (cost $114,451)			116,551

EMERGING MARKETS – CORPORATE BONDS – 0.0%
Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(d) (cost $18,000)		18	18,718

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
CNH/USD Expiration: Jun 2020; Contracts: 8,803,800; Exercise Price: CNH 7.30; Counterparty: Bank of America, NA(f)	CNH	8,803,800	3,304
CNH/USD Expiration: Jun 2020; Contracts: 2,774,000; Exercise Price: CNH 7.30; Counterparty: Morgan Stanley Capital Services LLC(f)		2,774,000	1,041

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

CNH/USD Expiration: Jun 2020; Contracts: 2,774,000; Exercise Price: CNH 7.30; Counterparty: Morgan Stanley Capital Services LLC(f)	CNH	2,774,000	$1,041
CNH/USD Expiration: Jun 2020; Contracts: 3,241,200; Exercise Price: CNH 7.30; Counterparty: Morgan Stanley Capital Services LLC(f)		3,241,200	1,217

Total Options Purchased – Puts (premiums paid $16,995)			6,603

		Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.53%(g)(h)(i) (cost $520,740)		520,740	520,740

Total Investments – 98.8% (cost $46,593,754)			47,780,873
Other assets less liabilities – 1.2%			562,259

Net Assets – 100.0%			$48,343,132

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	13	March 2020	$1,049,241	$(6,808)
10 Yr Canadian Bond Futures	7	March 2020	741,104	(2,448)
Euro Buxl 30 Yr Bond Futures	4	March 2020	890,091	(27,460)
Euro-BOBL Futures	6	March 2020	899,357	(2,557)
Euro-BTP Futures	3	March 2020	479,392	2,008
Euro-Bund Futures	13	March 2020	2,486,102	(25,923)
Euro-OAT Futures	3	March 2020	547,737	(4,577)
Japan 10 Yr Bond (OSE) Futures	1	March 2020	1,400,580	3,497
U.S. T-Note 2 Yr (CBT) Futures	1	March 2020	215,500	(94)
U.S. Ultra Bond (CBT) Futures	6	March 2020	1,089,938	(30,789)

Sold Contracts
U.S. 10 Yr Ultra Futures	24	March 2020	3,376,875	50,907
U.S. T-Note 5 Yr (CBT) Futures	11	March 2020	1,304,703	258
U.S. T-Note 10 Yr (CBT) Futures	17	March 2020	2,183,172	19,031

				$(24,955)

28 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	39,190	USD	610	1/17/20	$(20,637)
Bank of America, NA	USD	220	RUB	14,145	1/17/20	7,103
Barclays Bank PLC	SGD	1,150	USD	844	1/16/20	(10,407)
Barclays Bank PLC	MYR	1,172	USD	279	2/13/20	(8,084)
BNP Paribas SA	EUR	191	PLN	818	1/16/20	1,506
Brown Brothers Harriman & Co.	USD	18	MXN	348	1/07/20	140
Brown Brothers Harriman & Co.	USD	100	PLN	390	1/09/20	2,478
Brown Brothers Harriman & Co.	CHF	240	USD	243	1/10/20	(5,304)
Brown Brothers Harriman & Co.	GBP	699	USD	902	1/10/20	(23,937)
Brown Brothers Harriman & Co.	USD	410	GBP	316	1/10/20	7,779
Brown Brothers Harriman & Co.	EUR	127	PLN	542	1/16/20	776
Brown Brothers Harriman & Co.	EUR	1,223	USD	1,360	1/16/20	(13,735)
Brown Brothers Harriman & Co.	USD	156	EUR	139	1/16/20	(120)
Brown Brothers Harriman & Co.	USD	3,247	EUR	2,918	1/16/20	28,961
Brown Brothers Harriman & Co.	USD	769	SGD	1,043	1/16/20	7,191
Brown Brothers Harriman & Co.	AUD	966	USD	665	1/23/20	(12,776)
Brown Brothers Harriman & Co.	CAD	640	USD	488	1/23/20	(4,819)
Brown Brothers Harriman & Co.	USD	4	AUD	6	1/23/20	139
Brown Brothers Harriman & Co.	USD	155	CAD	203	1/23/20	894
Brown Brothers Harriman & Co.	ZAR	5,028	USD	337	1/23/20	(20,919)
Brown Brothers Harriman & Co.	USD	156	JPY	16,831	1/30/20	(439)
Brown Brothers Harriman & Co.	CNH	19,916	USD	2,843	2/20/20	(15,086)
Citibank, NA	BRL	2,065	USD	506	1/03/20	(7,318)
Citibank, NA	USD	512	BRL	2,065	1/03/20	1,019
Citibank, NA	IDR	4,478,061	USD	316	2/27/20	(6,650)
Citibank, NA	USD	115	IDR	1,618,124	2/27/20	1,194
Credit Suisse International	BRL	3,052	USD	757	1/03/20	(1,506)
Credit Suisse International	USD	723	BRL	3,052	1/03/20	35,416
Goldman Sachs Bank USA	MXN	9,686	USD	501	1/07/20	(10,854)
Goldman Sachs Bank USA	SEK	11,632	USD	1,210	1/08/20	(32,071)
Goldman Sachs Bank USA	USD	649	EUR	584	1/16/20	6,364
Goldman Sachs Bank USA	JPY	722,707	USD	6,687	1/30/20	25,771
Goldman Sachs Bank USA	MYR	4,247	USD	1,009	2/13/20	(31,397)
Morgan Stanley Capital Services LLC	EUR	2,309	USD	2,558	1/16/20	(34,818)
Morgan Stanley Capital Services LLC	MYR	1,355	USD	322	2/13/20	(9,552)
Royal Bank of Scotland PLC	EUR	16,648	USD	18,350	1/16/20	(339,293)
Standard Chartered Bank	GBP	2,392	USD	3,083	1/10/20	(85,953)
UBS AG	BRL	986	USD	242	1/03/20	(3,325)
UBS AG	USD	245	BRL	986	1/03/20	487
UBS AG	CAD	4,417	USD	3,324	1/23/20	(78,160)
UBS AG	USD	242	BRL	986	2/04/20	3,388

						$(646,554)

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/24*	(5.00)%	Quarterly	2.80%	USD	683	$(67,029)	$(45,431)	$(21,598)
iTraxx Australia Series 32, 5 Year Index, 12/20/24*	(1.00)	Quarterly	0.47	USD	4,500	(115,181)	(72,770)	(42,411)

Sale Contracts
CDX-NAIG Series 33, 5 Year Index, 12/20/24*	1.00	Quarterly	0.45	USD	4,500	118,315	83,541	34,774

						$(63,895)	$(34,660)	$(29,235)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,820	5/24/21	2.288%	3 Month LIBOR	Semi-Annual/ Quarterly	$(14,499)	$—	$(14,499)
CAD	1,990	5/22/24	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	(4,123)	—	(4,123)
USD	750	5/24/24	2.200%	3 Month LIBOR	Semi-Annual/ Quarterly	(15,607)	—	(15,607)
GBP	130	12/27/47	1.419%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(13,039)	—	(13,039)
USD	890	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(183,567)	—	(183,567)

						$(230,835)	$—	$(230,835)

30 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at December 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	1.41%	USD	100	$1,589	$(3,880)	$5,469
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.41	USD	470	7,442	(22,354)	29,796
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.41	USD	360	5,700	(17,907)	23,607
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	1.41	USD	3	48	(56)	104

						$14,779	$(44,197)	$58,976

*	Termination date

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2019, the aggregate market value of these securities amounted to $25,170,902 or 52.1% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at December 31, 2019.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of December 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 3.70%, 3/27/24	3/21/19	$149,464	$149,327	0.31%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	18,000	18,718	0.04%

(e)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at December 31, 2019.

(f)	Non-income producing security.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(i)	Affiliated investments.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MXN – Mexican Peso

MYR – Malaysian Ringgit

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

See notes to financial statements.

32 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2019

Assets
Investments in securities, at value Unaffiliated issuers (cost $46,073,014)	$47,260,133
Affiliated issuers (cost $520,740)	520,740
Cash	8,775
Cash collateral due from broker	378,216
Foreign currencies, at value (cost $417,717)	419,444
Unaffiliated interest receivable	431,360
Unrealized appreciation on forward currency exchange contracts	130,606
Receivable for capital stock sold	90,700
Market value of credit default swaps (net premiums received $44,197)	14,779
Receivable for variation margin on centrally cleared swaps	7,886
Affiliated dividends receivable	499

Total assets	49,263,138

Liabilities
Unrealized depreciation on forward currency exchange contracts	777,160
Audit and tax fee payable	54,382
Advisory fee payable	23,699
Payable for variation margin on futures	2,299
Transfer Agent fee payable	1,500
Dividends payable	1,198
Payable for investment securities purchased and foreign currency transactions	195
Accrued expenses and other liabilities	59,573

Total liabilities	920,006

Net Assets	$48,343,132

Composition of Net Assets
Capital stock, at par	$4,835
Additional paid-in capital	48,156,269
Distributable earnings	182,028

$48,343,132

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$48,343,132	4,835,194	$10.00

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 33

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

Investment Income
Interest (net of foreign taxes withheld of $6,592)	$879,906
Dividends
Affiliated issuers	6,581	$886,487

Expenses
Advisory fee (see Note B)	47,578
Transfer agency-Advisor Class	20,497
Custodian	110,263
Administrative	78,346
Audit and tax	62,409
Legal	41,841
Printing	34,533
Registration fees	25,044
Directors’ fees	22,927
Miscellaneous	45,897

Total expenses	489,335
Less: expenses waived and reimbursed by the Adviser (see Note B)	(394,111)

Net expenses		95,224

Net investment income		791,263

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		574,395 (a)
Forward currency exchange contracts		1,062,675
Futures		(1,028,989)
Options written		29,359
Swaps		743,389
Swaptions written		17,815
Foreign currency transactions		(252,889)
Net change in unrealized appreciation/depreciation on:
Investments		2,215,781
Forward currency exchange contracts		(848,140)
Futures		47,951
Options written		(19,262)
Swaps		(279,559)
Swaptions written		26,196
Foreign currency denominated assets and liabilities		21,215

Net gain on investment and foreign currency transactions		2,309,937

Net Increase in Net Assets from Operations		$3,101,200

(a)	Net of foreign capital gains taxes of $217.

See notes to financial statements.

34 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019		Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$791,263		$839,594
Net realized gain on investment and foreign currency transactions	1,145,755		1,223,488
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	1,164,182		(1,092,783)

Net increase in net assets from operations	3,101,200		970,299
Distributions to Shareholders
Advisor Class	(1,480,236)		(2,305,754)
Return of Capital
Advisor Class	– 0	–	(77,538)
Capital Stock Transactions
Net increase	778,936		2,475,327

Total increase	2,399,900		1,062,334
Net Assets
Beginning of period	45,943,232		44,880,898

End of period	$48,343,132		$45,943,232

See notes to financial statements.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 35

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee International Bond Portfolio (the “Fund”), a diversified portfolio. The Fund commenced operations on June 28, 2017. The Fund has authorized issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between

36 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as

38 | AB FLEXFEE INTERNATIONAL BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available,

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 39

NOTES TO FINANCIAL STATEMENTS (continued)

which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2019:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments-Treasuries	$	– 0	–	$21,359,570		$	– 0	–	$21,359,570
Corporates-Investment Grade		– 0	–	8,425,413			– 0	–	8,425,413
Quasi-Sovereigns		– 0	–	3,010,727			– 0	–	3,010,727
Governments-Sovereign Agencies		– 0	–	2,352,297			– 0	–	2,352,297
Collateralized Mortgage Obligations		– 0	–	2,323,592			– 0	–	2,323,592
Covered Bonds		– 0	–	2,219,374			– 0	–	2,219,374
Inflation-Linked Securities		– 0	–	2,022,525			– 0	–	2,022,525
Local Governments-Provincial Bonds		– 0	–	1,202,235			– 0	–	1,202,235
Corporates-Non-Investment Grade		– 0	–	1,171,084			– 0	–	1,171,084
Commercial Mortgage-Backed Securities		– 0	–	638,722			– 0	–	638,722
Governments-Sovereign Bonds		– 0	–	566,326			– 0	–	566,326
Supranationals		– 0	–	554,267			– 0	–	554,267
Local Governments-Regional Bonds		– 0	–	462,867			– 0	–	462,867
Emerging Markets-Treasuries		– 0	–	377,820			– 0	–	377,820
Emerging Markets-Sovereigns		– 0	–	314,228			– 0	–	314,228
Asset-Backed Securities		– 0	–	117,214			– 0	–	117,214
Bank Loans		– 0	–	116,551			– 0	–	116,551
Emerging Markets-Corporate Bonds		– 0	–	18,718			– 0	–	18,718
Options Purchased-Puts		– 0	–	6,603			– 0	–	6,603
Short-Term Investments:
Investment Companies		520,740		– 0	–		– 0	–	520,740

Total Investments in Securities		520,740		47,260,133			– 0	–	47,780,873
Other Financial Instruments*:
Assets
Futures		75,701		– 0	–		– 0	–	75,701	†
Forward Currency Exchange Contracts		– 0	–	130,606			– 0	–	130,606
Centrally Cleared Credit Default Swaps		– 0	–	118,315			– 0	–	118,315	†
Credit Default Swaps		– 0	–	14,779			– 0	–	14,779
Liabilities
Futures		(100,656)		– 0	–		– 0	–	(100,656	)†
Forward Currency Exchange Contracts		– 0	–	(777,160)			– 0	–	(777,160)
Centrally Cleared Credit Default Swaps		– 0	–	(182,210)			– 0	–	(182,210	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(230,835)			– 0	–	(230,835	)†

Total		$495,785		$46,333,628		$	– 0	–	$46,829,413

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*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $94,183 were deferred and amortized on a straight line basis over a one year period starting from June 28, 2017 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index (“Index”) plus .70% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .00429% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the prior business day or, if the performance of the Index is made available to the Fund on a daily basis at a time sufficient to permit the calculation of the Performance Adjustment on a current-day basis while maintaining the Fund’s ability to meet applicable deadlines for publishing its

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daily net asset value per share, within a reasonable time after the commencement of such availability, through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .30% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .70% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .10% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) was initially from the commencement of operations to December 31, 2018 and thereafter is each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended December 31, 2019, the Fund accrued advisory fees of $47,578, as reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .10% of the Fund’s average net assets, which reflected a (.30)% Performance Adjustment of $(142,733).

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). For the year ended December 31, 2019, such reimbursements/waivers amounted to $315,460. The Expense Cap will remain in effect until April 30, 2020 and then may be continued thereafter from year to year by the Adviser. Any fees waived and expenses borne by the Adviser through December 31, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $262,859 for the period ended December 31, 2017 and $388,433 for the year ended December 31, 2018. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% of average daily net assets.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $78,346.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended December 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended December 31, 2019, such waiver amounted to $305.

A summary of the Fund’s transactions in AB mutual funds for the year ended December 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$465	$13,851	$13,795	$521	$7

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.3% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a

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result, AXA currently owns 10.1% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

The latest transaction under the Plan, which occurred on November 13, 2019, resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and was deemed an “assignment” causing a termination of the Fund’s investment advisory agreement. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved a new investment advisory agreement with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. This agreement became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2019, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$45,707,683	$43,903,049
U.S. government securities	394,031	667,612

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$46,633,216

Gross unrealized appreciation	$2,238,644
Gross unrealized depreciation	(1,380,805)

Net unrealized appreciation	$857,839

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/

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counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the

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strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended December 31, 2019, the Fund held purchased options for non-hedging purposes.

During the year ended December 31, 2019, the Fund held written options for non-hedging purposes.

During the year ended December 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended December 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount. In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended December 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended December 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended December 31, 2019, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended December 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$75,701	*	Receivable/Payable for variation margin on futures	$100,656	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared swaps	230,835	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	130,606		Unrealized depreciation on forward currency exchange contracts	777,160

Foreign currency contracts	Investments in securities, at value	6,603

Credit contracts	Market value of credit default swaps	14,779

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	34,774	*	Receivable/Payable for variation margin on centrally cleared swaps	64,009	*

Total		$262,463			$1,172,660

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	$830,815	$(376,087)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	(1,028,989)	47,951

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(60,805)	22,011

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	17,815	26,196

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(43,048)	236

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	1,062,675	(848,140)

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(36,749)	(42,636)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	$29,359	$(19,262)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	(44,378)	96,292

Total		$726,695	$(1,093,439)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended December 31, 2019.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,345,725
Average notional amount of sale contracts	$4,750,638

Centrally Cleared Interest Rate Swaps
Average notional amount	$12,344,075

Credit Default Swaps:
Average notional amount of sale contracts	$1,219,769

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,055,873
Average principal amount of sale contracts	$50,369,410

Futures:
Average notional amount of buy contracts	$10,943,372
Average notional amount of sale contracts	$10,707,080

Variance Swaps:
Average notional amount	$10,410	(a)

Options Written:
Average notional amount	$1,021,244	(b)

Purchased Options:
Average notional amount	$2,504,402	(c)

Purchased Swaptions:
Average notional amount	$2,855,000	(c)

Swaptions Written:
Average notional amount	$2,605,000	(c)

(a)	Positions were open for four months during the period.

(b)	Positions were open for six months during the period.

(c)	Positions were open for three months during the period.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 55

NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$10,407	$(10,407)		$	– 0	–	$	– 0	–	$ – 0	–
BNP Paribas	1,506	– 0	–		– 0	–		– 0	–	1,506
Brown Brothers Harriman & Co.	48,358	(48,358)			– 0	–		– 0	–	– 0	–
Citibank, NA	2,213	(2,213)			– 0	–		– 0	–	– 0	–
Credit Suisse International	35,416	(1,506)			– 0	–		– 0	–	33,910
Deutsche Bank AG	1,589	– 0	–		– 0	–		– 0	–	1,589
Goldman Sachs Bank USA	32,135	(32,135)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	16,489	(16,489)			– 0	–		– 0	–	– 0	–
UBS AG	3,875	(3,875)			– 0	–		– 0	–	– 0	–

Total	$151,988	$(114,983)		$	– 0	–	$	– 0	–	$37,005	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$20,637	$(10,407)		$	– 0	–	$	– 0	–	$10,230
Barclays Bank PLC	18,491	– 0	–		– 0	–		– 0	–	18,491
Brown Brothers Harriman & Co.	97,135	(48,358)			– 0	–		– 0	–	48,777
Citibank, NA	13,968	(2,213)			– 0	–		– 0	–	11,755
Credit Suisse International	1,506	(1,506)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	74,322	(32,135)			– 0	–		– 0	–	42,187
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	44,370	(16,489)			–0	–		–0	–	27,881
Royal Bank of Scotland PLC	339,293	– 0	–		– 0	–		– 0	–	339,293

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Standard Chartered Bank.	$85,953	$	– 0	–	$	– 0	–	$	– 0	–	$85,953
UBS AG	81,485		(3,875)			– 0	–		– 0	–	77,610

Total	$777,160		$(114,983)		$	– 0	–	$	– 0	–	$662,177	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net unrealized receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

Advisor Class
Shares sold	28,353	86,184	$284,982	$860,414

Shares issued in reinvestment of dividends and distributions	99,772	187,697	997,726	1,809,461

Shares redeemed	(50,806)	(19,510)	(503,772)	(194,548)

Net increase	77,319	254,371	$778,936	$2,475,327

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NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2019, the Adviser owned 99% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Mortgage-Related Securities Risk—Investments in mortgage-related securities are subject to certain additional risks. The value of these securities

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NOTES TO FINANCIAL STATEMENTS (continued)

may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers may be subject to other risks, such as higher rates of default in the mortgages or risks associated with the nature and servicing of mortgages backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are

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NOTES TO FINANCIAL STATEMENTS (continued)

included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 2019.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	2019		2018
Distributions paid from:
Ordinary income	$1,480,236		$2,225,195
Net long-term capital gains	– 0	–	80,559

Total taxable distributions paid	1,480,236		2,305,754
Return of Capital	– 0	–	77,538

Total distributions paid	$1,480,236		$2,383,292

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(452,997	)(a)
Other losses	(240,491	)(b)
Unrealized appreciation/(depreciation)	876,944	(c)

Total accumulated earnings/(deficit)	$183,456	(d)

(a)	As of December 31, 2019, the Fund had a net capital loss carryforward of $370,551. As of December 31, 2019, the Fund had a net post-October capital loss deferral of $82,446.

(b)	As of December 31, 2019, the fund had a qualified late-year ordinary loss deferral of $240,491.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of Treasury inflation-protected securities, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2019, the Fund had a net short-term capital loss carryforward of $77,642 and a net long-term capital loss carryforward of $292,909, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended December 31,				June 28, 2017(a) to December 31, 2017
	2019		2018

Net asset value, beginning of period	$ 9.66		$ 9.97		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.17		.18		.10

Net realized and unrealized gain on investment and foreign currency transactions	.48		.03		.00	(d)

Net increase in net asset value from operations	.65		.21		.10

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.48)		(.13)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)		– 0	–

Return of capital	– 0	–	(.02)		– 0	–

Total dividends and distributions	(.31)		(.52)		(.13)

Net asset value, end of period	$ 10.00		$ 9.66		$ 9.97

Total Return

Total investment return based on net asset value(e)	6.78%		2.16%		1.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$48,343		$45,943		$44,881

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)†	.20%		.20	%(g)	.19	%(h)

Expenses, before waivers/reimbursements(f)†	1.03%		1.21	%(g)	2.39	%(h)

Net investment income(c)	1.66%		1.85%		1.95	%(h)

Portfolio turnover rate	96%		85%		30%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%		.00%		.01	%(h)

See footnote summary on page 64.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $0.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period ended December 31, 2017, such waiver amounted to 0.01% (annualized).

(g)

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting period vs. the Performance Period).

(h)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB FlexFee International Bond Portfolio:

Opinion on the Financial Statements:

We have audited the accompanying statement of assets and liabilities of AB FlexFee International Bond Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from June 28, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from June 28, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

February 26, 2020

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 65

2019 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund for the calendar year ended December 31, 2019. For foreign shareholders, 17.51% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez* Michael J. Downey(1) Robert M. Keith, President and Chief Executive Officer	Nancy P. Jacklin(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS Scott A. DiMaggio(2), Vice President Douglas J. Peebles(2), **, Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-6003

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global Fixed-Income Investment Team. Messrs. DiMaggio, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee when he joins the Board on January 1, 2020.

**	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

abfunds.com	AB FLEXFEE INTERNATIONAL BOND PORTFOLIO | 67

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 59 (2015)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2015)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	91	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,^ 68 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since 2020.	91	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2015)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 71 (2015)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 67 (2015)	Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for the accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner,## 80 (2015)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Bermudez will be a member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee when he joins the Board on January 1, 2020.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Robert M. Keith 59	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Co-Head of Fixed Income.

Douglas J. Peebles^ 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief investment Officer of Fixed Income.

Matthew S. Sheridan 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo 60	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vince S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB FlexFeeTM International Bond Portfolio (the “Fund”) at a meeting held on November 4-6, 2019 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the performance-based advisory fee (which consists of a base fee plus or minus a performance adjustment) and considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The directors did not identify any

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particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the performance-based advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2017 and calendar year 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons

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of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The directors noted that, due to the performance fee component of the advisory fee, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2019 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included

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in the fees payable by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by each 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset levels (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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AB FLEXFEE INTERNATIONAL BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFIB-0151-1219

ITEM 2.    CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit Fees	Audit-Related Fees	Tax Fees
AB FlexFee International Bond	2018		$33,879	$2,000	$24,350
	2019		$33,879	$—	$28,031

AB FlexFee High Yield	2018	*	$112,671		$41,164
	2018	**	$95,158	$—	$18,512
	2019		$111,951	$—	$26,517

*	Year Ended October 2018
**	Year Ended December 2018

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

			All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB FlexFee International Bond	2018		$790,948	$ $ $	26,350 (2,000 (24,350	) )
	2019		$872,087	$ $ $	28,031 — (28,031)
AB FlexFee High Yield	2018	*	$598,743	$ $ $	41,164 — (41,164)
	2018	**	$783,110	$ $ $	18,512 — (18,512)
	2019		$870,572	$ $ $	26,517 — (26,517)

*	Year Ended October 2018
**	Year Ended December 2018

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.    INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 28, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 28, 2020